[front cover]
                                                                    MAY 31, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY


   [graphic of globe, U.S. Currency, and money managers overlooking monitors]


TWENTIETH CENTURY GROUP
-----------------------
INTERNATIONAL GROWTH
INTERNATIONAL DISCOVERY
EMERGING MARKETS

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                 Century(reg.tm)
[inside front cover]


A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

WHY WE CHANGED

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable while helping you to keep abreast of your fund's strategy and performance.

WHAT'S NEW

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money but reduces the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative and user-friendly publication.

We hope you enjoy it.


[left margin]

TWENTIETH CENTURY GROUP
INTERNATIONAL GROWTH
(TWIEX)

TWENTIETH CENTURY GROUP
INTERNATIONAL DISCOVERY
(TWEGX)

TWENTIETH CENTURY GROUP
EMERGING MARKETS
(TWMIX)

[40 Years logo]
Four Decades of Serving Investors
American Century
1958-1998

On the Cover:

Kevin  Lewis and  Cindy  Miller  are part of the  investment  group at  American
Century.


Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. with James E. Stowers III, seated] James E. Stowers, Jr. with James E. Stowers III, seated

     When we launched our first international fund in 1991, our purpose was to provide meaningful diversification for investors in markets outside the U.S. We also believed many internationally-based companies were attractive investments in their own right, and we were convinced our proprietary discipline of purchasing individual businesses with accelerating revenues and earnings would prove effective abroad. Over the years, this strategy has been successful.

     Foreign markets produced widely diverse returns during the six months ended May 31. The Far East and many emerging markets finished the period sharply lower, while Europe saw stock prices surge. Our international investment group continued to find exciting companies worldwide. Although the historic transformation of Europe's economic structure continued to generate many compelling ideas, our investment team discovered earnings acceleration in locations as diverse as Greece and India.

     Our international investment team now stands at 11. Collectively its members speak 11 languages and visited 21 countries over the past six months.

     International Growth, International Discovery and Emerging Markets all outperformed their benchmark indices during the period. While International Growth and International Discovery generated substantial gains, we were especially encouraged by the performance of Emerging Markets, which managed to post positive returns despite serious crises in many developing economies.

     On the corporate front, the past six months have been eventful for American Century. As many of you may know, we gained a powerful business partner in January, when J.P. Morgan, one of the oldest, largest and most respected financial service institutions in the world, became a substantial minority shareholder. The new business partnership will allow both companies to offer investors a broader menu of investment options and services.

     We also hope you like the new design of this report. Our annual and semiannual reports contain a wealth of information about fund strategies and holdings. The new design is intended to make this information more accessible and to encourage you to take a closer look.

     In 1998, we will mark our 40th anniversary. Few fund companies have been around that long and can offer the wide array of funds or the fine performance and service we do at American Century.

     We appreciate your investment with us.

Sincerely,

/s/James E. Stowers, Jr.                  /s/James E. Stowers III
James E. Stowers, Jr.                     James E. Stowers III
Chairman of the Board and Founder         Chief Executive Officer


[right margin]

                           Table of Contents

   Report Highlights .......................................................   2

   Market Perspective ......................................................   3

INTERNATIONAL GROWTH

   Performance Information .................................................   5

   Management Q&A ..........................................................   6

   Schedule of Investments .................................................   9

   Financial Highlights ....................................................  38

INTERNATIONAL DISCOVERY

   Performance Information .................................................  13

   Management Q&A ..........................................................  14

   Schedule of Investments .................................................  17

   Financial Highlights ....................................................  41

EMERGING MARKETS

   Performance Information .................................................  22

   Management Q&A ..........................................................  23

   Schedule of Investments .................................................  26

   Financial Highlights ....................................................  44

FINANCIAL STATEMENTS

   Statements of Assets and
   Liabilities .............................................................  30

   Statements of Operations ................................................  31

   Statements of Changes
   in Net Assets ...........................................................  32

   Notes to Financial
   Statements ..............................................................  33

OTHER INFORMATION

   Share Class and Retirement
   Account Information .....................................................  45

   Background Information

      Investment Philosophy and
      Policies .............................................................  46

      How Currency Returns Affect
      Fund Performance .....................................................  46

      Comparative Indices ..................................................  46

      Portfolio Managers ...................................................  46

   Glossary ................................................................  47


                                           www.americancentury.com        1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Performance in foreign markets varied widely, with developed markets generating strong gains and emerging markets losing ground. The Morgan Stanley Capital International EAFE Index gained 16.06% during the six months ended May 31. The Morgan Stanley Emerging Markets Free Index lost 7.17%.

* Some of the world's healthiest growth rates are in Europe, fueling a powerful bull market. The anticipated introduction of a unified European currency is driving business and government efforts to make European investments more attractive.

* Japan is now officially in recession and the Far East is experiencing contractions in manufacturing output and consumer spending.

INTERNATIONAL GROWTH

* International Growth's Investor Class shares returned 28.60% for the six months ended May 31, 1998, compared to 16.06% for the fund's benchmark, the Morgan Stanley Capital International EAFE Index. (See total returns on page 5.)

* The fund's greater exposure to European businesses and its lighter weighting in Asia, relative to the benchmark, explains much of the difference in performance.

*    Banking,   financial   services,   computer   software   and  services  and
     communications equipment companies were among the fund's top contributors. They are benefiting from major changes in European economies.

* The most significant change in the portfolio was an increased exposure to cellular and telecommunications companies, which are experiencing rapid subscriber expansion.

INTERNATIONAL DISCOVERY

* International Discovery's Investor Class shares posted a 33.92% return for the six months ended May 31, 1998, or more than twice the benchmark index's gain. (See totals returns on page 13.)

* The fund's greater exposure to European businesses and its lighter weighting in Asia, relative to the benchmark, explains much of the difference in performance.

* Companies that provide financial services, information technology and temporary employment were among the fastest growers in Europe. The fund's large exposure to these companies generated healthy returns.

* Changes to the portfolio have been few, due to our continued belief in the sustainability of earnings growth among our European holdings.

EMERGING MARKETS

* Emerging Markets returned 2.41% for the six months ended May 31, 1998, compared to a decline of 7.17% for its benchmark, the Morgan Stanley Emerging Markets Free Index. (See total returns on page 22.) Many emerging markets continued to suffer the effects of the economic and currency crises that rocked Southeast Asia in late 1997.

* The fund's stronger performance, relative to the index, is explained by its lower exposure to countries that are heavily represented in the index.

* We have found the strongest earnings growth in software services, banking and cellular service companies. Companies in the oil services and utilities industries were among the weaker performers.

* Changes to the portfolio include increased investments in export-oriented software and financial services companies that have shown accelerating earnings growth.


[left margin]

         INTERNATIONAL GROWTH (TWIEX) (1)

TOTAL RETURNS:                    AS OF 5/31/98

    6 Months                          28.60%(2)
    1 Year                               30.30%

NET ASSETS:                        $2.4 billion

INCEPTION DATE:                          5/9/91


        INTERNATIONAL DISCOVERY (TWEGX) (1)

TOTAL RETURNS:                      AS OF 5/31/98

    6 Months                           33.92%(2)
    1 Year                               36.97%

NET ASSETS:                      $848.6 million

INCEPTION DATE:                          4/1/94


           EMERGING MARKETS (TWMIX)

TOTAL RETURNS:                     AS OF 5/31/98

    6 Months                             2.41%(2)
    Since Inception                       -15.00%

NET ASSETS:                           $22 million

INCEPTION DATE:                           9/30/97

(1)       Investor Class.
(2)       Not annualized.

Investment terms are defined in the Glossary on page 47.


2    1-800-345-2021


Market Perspective from Bob Puff
--------------------------------------------------------------------------------

[photo of Bob Puff, chief investment officer of American Century Investments] Bob Puff, chief investment officer of American Century Investments

DIVERSITY IS STILL THE RULE

     The behavior of international equity markets during the six months ended May 31 demonstrates not only the extent of the decoupling of domestic and foreign markets, but also the difference in performance among foreign markets themselves. It shows as well that it is possible to produce positive investment results even in a turbulent global economic environment.

     During the six months, the Morgan Stanley Capital International EAFE Index gained 16.06%, while the Morgan Stanley Emerging Markets Free Index lost 7.17%. EAFE benefited from an impressive performance by mature European markets. The much publicized crisis in Southeast Asia, which migrated to the developing economies of Eastern Europe and Latin America, accounted for the Emerging Markets Free Index's weak performance.

     The chart on this page points out the difference among returns in Europe, the U.S., and the Far East over the same six months.

A BRIEF LOOK BACK

     In the late 1980s, the prevailing wisdom was that all international markets carried more risk than domestic equities. International investment was seen as risky for several reasons:

*    Foreign currencies were volatile.

* The availability of accurate and useful information on non-U.S.-based companies was extremely limited.

* Accounting standards around the globe were not comparable to U.S. standards or were often not understandable to investors in other parts of the world.

* There were legitimate questions about regulatory issues and whether the proper disclosure was available --something U.S. investors take for granted.

* U.S. regulators encouraged mutual fund companies to put international funds on the aggressive end of the risk spectrum.

* Finally, foreign investments were thought to hold additional political risks, especially in developing countries.

     Ten years later these issues are still with us, but the emergence of a global economy and the desire of countries to participate in the post-Cold War economic boom have brought about significant improvements. In a world where Coca-Cola derives most of its profits from foreign customers and European companies like pharmaceutical giant Novartis advertise regularly in the U.S., a lot is riding on global interdependence.

     But foreign companies are not just coming to the U.S. to tap into our powerful consumer base. They are also looking for capital to build their businesses. To obtain that capital they are increasingly being asked to reform and clarify their accounting standards.


[right margin]

MARKET RETURNS
FOR THE SIX MONTHS ENDED MAY 31, 1998

MSCI EUROPE                          29.69%
MSCI FAR EAST                       -11.03%
S&P 500                              15.03%
Source: Lipper Analytical Services, Inc.


"Foreign companies are not just coming to the U.S. to tap into our powerful consumer base. They are also looking for capital to build their businesses."


[line chart - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED MAY 31, 1998

                      MSCI          MSCI           S&P
                     EUROPE       FAR EAST         500
                    $1.00000      $1.00000      $1.00000
11/30-12/31         $1.03650      $0.94980      $1.01990
12/31-1/31          $1.07962      $1.00090      $1.03030
1/31-2/28           $1.16404      $1.03863      $1.10284
2/28-3/31           $1.24692      $0.97569      $1.16195
3/31-4/30           $1.27111      $0.95569      $1.17252
4/30-5/31           $1.29692      $0.88975      $1.15036


                                               www.americancentury.com    3


Market Perspective (continued)
--------------------------------------------------------------------------------

     The search for capital and the growing professionalism in the investment management business around the world are also prompting corporations to raise their standards for the release of pertinent, shareholder-relevant information.

     Countries are being asked to put in place policies that will help stabilize their economies and currencies and encourage foreign investment.

     These trends are by no means uniform around the globe, but they are more widely in evidence, especially in Europe.

EUROPE AT THE THRESHOLD

     There has been a powerful bull market in Europe for several years now, as the Continent prepares for the onset of the European Monetary Union (EMU) in 1999. Supporting the European equity rally was a substantial decline in interest rates. On the corporate front, Europe has made great progress. Accounting standards are improving. Companies are consolidating to meet global competition, buying back their own stock, and tying management compensation to stock performance, which tends to align management's interests with those of shareholders. European governments continue to privatize--to sell off corporations they once controlled to the private sector. Although tax rates in Europe remain high, they could decline after the EMU is in place. This, along with more equity-oriented savings and retirement practices--similar to those we have seen in the U.S. during the last decade--should encourage investment.

THE ASIAN RECESSION

     Recent events in Asia have taken a serious turn. Japan is now officially in recession, and there have been major contractions in manufacturing output and consumer spending throughout the Far East. Whereas mergers and market expansion are the rule in Europe, companies in Asia are often merging to avoid liquidation. The region remains awash in bad loans and overbuilt manufacturing capacity. Credit is now extremely tight--after years of being abundant. Political confrontation is also a concern. Many of the changes that could pull Asia out of its current crisis are cultural, as opposed to simply economic, so reforms may take longer to effect.

RISK AND FOREIGN INVESTING

     The contrast between the ongoing Asian economic crisis and the strong markets of Europe suggests that major global economic events in one part of the world do not always have significant impact on other foreign markets. No one is downplaying the seriousness of what has happened in Asia and the recent economic and political events in Russia. But unless these events unfold into a full-scale, global recession, which does not seem likely given the good health of the U.S. and European economies, many foreign markets should continue to provide a source of both positive investment returns and diversification for U.S.-based investors.


[left margin]

"There has been a powerful bull market in Europe for several years now, as the Continent prepares for the onset of the European Monetary Union (EMU) in 1999.

"Recent events in Asia have taken a serious turn. Japan is now officially in recession, and there have been major contractions in manufacturing output and consumer spending throughout the Far East."


4    1-800-345-2021


International Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 1998

                           INVESTOR CLASS                  ADVISOR CLASS               INSTITUTIONAL CLASS
                         (INCEPTION 5/9/91)             (INCEPTION 10/2/96)            (INCEPTION 11/20/97)

                    INTERNATIONAL      MSCI          INTERNATIONAL      MSCI        INTERNATIONAL     MSCI
                       GROWTH      EAFE(reg.tm)         GROWTH      EAFE(reg.tm)       GROWTH
EAFE(reg.tm)

6 MONTHS(1) .........  28.60%         16.06%            28.44%         16.06%          28.75%        16.06%

1 YEAR ..............  30.30%         11.11%            29.99%         11.11%            --            --
-------------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS

3 YEARS .............  23.53%          9.76%               --             --              --           --

5 YEARS .............  17.57%          9.52%               --             --              --           --

LIFE OF FUND ........  16.81%       8.52%(2)             31.39%        12.32%(3)        28.19%      16.06%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  Return from 5/31/91, the nearest date for which data are available.

(3)  Return from 10/31/96, the nearest date for which data are available.

(4)  Return from 11/30/97, the nearest date for which data are available.

See pages 45, 46 and 47 for information about share classes, MSCI EAFE(reg.tm) and returns.


These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). The chart at left shows the growth of a $10,000 investment in the fund since the end of the month after inception, while the chart below shows the fund's year-by-year performance. The MSCI EAFE(reg.tm) is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. International Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI EAFE(reg.tm) do not.


[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
VALUE ON 5/31/98
International Growth       $29,345
MSCI EAFE                  $17,724
               INTERNATIONAL GROWTH           MSCI EAFE INDEX
DATE               ACCT VALUE                    ACCT VALUE
5/31/91             $10,000                        $10,000
6/30/91              $9,596                        $9,265
9/30/91             $10,231                       $10,060
12/31/91            $10,802                       $10,228
3/31/92             $11,418                        $9,014
6/30/92             $12,112                        $9,205
9/30/92             $11,611                        $9,344
12/31/92            $11,325                        $8,983
3/31/93             $12,301                       $10,060
6/30/93             $12,818                       $11,072
9/30/93             $13,654                       $11,806
12/31/93            $16,155                       $11,908
3/31/94             $15,568                       $12,324
6/30/94             $15,778                       $12,954
9/30/94             $16,344                       $12,967
12/31/94            $15,387                       $12,834
3/31/95             $14,879                       $13,073
6/30/95             $15,741                       $13,168
9/30/95             $16,581                       $13,717
12/31/95            $17,216                       $14,273
3/31/96             $17,614                       $14,685
6/30/96             $18,455                       $14,917
9/30/96             $18,500                       $14,899
12/31/96            $19,700                       $15,136
3/31/97             $20,789                       $14,899
6/30/97             $23,610                       $16,832
9/30/97             $24,501                       $16,714
11/30/97            $22,819                       $15,272
12/31/97            $23,585                       $15,405
3/31/98             $27,819                       $17,671
5/31/98             $29,345                       $17,724


[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING MAY 31)
                 INTERNATIONAL GROWTH      MSCI EAFE (reg. tm)
5/31/92                 23.43%                  -3.37%
5/31/93                  5.79%                  16.40%
5/31/94                 22.72%                  13.57%
5/31/95                 -2.89%                   4.93%
5/31/96                 17.13%                  10.67%
5/31/97                 23.36%                   7.54%
5/31/98                 30.30%                  11.11%


                             www.americancentury.com
5


International Growth--Q&A
--------------------------------------------------------------------------------

     An interview with Henrik Strabo and Mark Kopinski, portfolio managers on the International Growth team.

INTERNATIONAL GROWTH AGAIN HAS PERFORMED VERY WELL AND HAS BEEN ONE OF THE BETTER PERFORMING INTERNATIONAL FUNDS FOR THE LAST TWO YEARS. WOULD YOU PLEASE DISCUSS SOME OF THE REASONS FOR THESE RETURNS?

     While we do not invest the portfolio against a specific index, we're gratified that our investment approach again allowed us to outperform the Morgan Stanley Capital International EAFE Index for the six months from November 30, 1997, through May 31, 1998. International Growth returned 28.60% compared with EAFE's 16.06%.* During the 12 months ended May 31, International Growth rose 30.30% while the EAFE index returned 11.11%. For the three-year period ended May 31, International Growth had an average annual return of 23.53% versus 9.76% for EAFE.

     Relative to EAFE, International Growth had a much greater exposure to businesses in Europe and a lighter weighting in Asia, and that largely explains the wide performance gap between the fund and its benchmark.

     International Growth also did far better than most foreign stock funds during the six months. According to Lipper Analytical Services, Inc., International Growth finished in the top 4% of 474 international funds for the 12 months ended May 31. It also beat out its international fund peers for the three-year period, finishing in the top 2% of 287 funds, according to Lipper.(+) In addition, the fund was awarded five stars by Morningstar for the three- and five-year periods ending May 31, 1998, out of 764 and 330 international equity funds, respectively.(+)(+) Both Morningstar and Lipper are independent mutual fund rating companies.

     We believe our success in the current uncertain global economic environment is attributable to our methodology of focusing on companies whose earnings are growing at an accelerating rate. As we discussed in the annual report six months ago, this approach pointed us toward certain fast-growing European businesses and away from slower-growing companies in Asia and Japan.

     Although we are currently heavily invested in Europe, our investment strategy is not dictated by factors such as country or sector weightings. The investment team continually monitors such macro factors as a country's political and economic stability, but our primary strategy is to own companies with accelerating revenues and earnings regardless of where they are located.

WHAT WERE SOME OF THE HOLDINGS THAT CONTRIBUTED MOST SIGNIFICANTLY TO RETURNS?

     Accelerating earnings growth is evident in banking and financial services, computer software and services, and communications equipment companies, all of which were among the



* All fund returns referenced are for Investor Class shares.

(+) Lipper rankings are based on average annual total returns. The fund was ranked in the top 6% for the five-year period out of 130 funds.

(+)(+) Morningstar proprietary ratings reflect risk-adjusted performance as of May 31, 1998. The overall rating, which may change monthly, is calculated from the fund's 3- and 5-year average total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. Ten percent of the funds in an investment category receive five stars and 22.5% receive four stars. Past performance is no guarantee of future results.


[left margin]

PORTFOLIO AT A GLANCE
                                      5/31/98          11/30/97

NO. OF COMPANIES                       123               122

MEDIAN MARKET                         $6.7              $5.4
CAPITALIZATION                       BILLION           BILLION

PORTFOLIO TURNOVER                   94%(1)            163%(2)

EXPENSE RATIO (FOR
INVESTOR CLASS)                      1.35(3)            1.38%

"Our primary strategy is to own companies with accelerating revenues and earnings regardless of where they are located."

(1)       Six months ended 5/31/98.
(2)       Year ended 11/30/97.
(3)       Annualized.

Investment terms are defined in the Glossary on page 47.


6   1-800-345-2021


International Growth--Q&A (continued)
--------------------------------------------------------------------------------

best-performing industry groups in the portfolio. Many of the companies are in Europe, where rapidly developing economic crosscurrents are transforming industry. The introduction of a single currency in 1999, corporate restructuring and privatization, labor and pension reform, and corporate management's renewed focus on the bottom line are some of the forces at work there.

     Mannesmann AG, a German information technology and engineering firm, is one of the leading providers of cellular telephone service in Germany. As one of the largest holdings in the portfolio, Mannesmann represents about 2.6% of investments and was one of our best-performing stocks. The extraordinary popularity of cellular service across the European continent is largely responsible for Mannesmann's performance. Many investors started to pull back from some of the cellular service providers early this year, feeling that market penetration could not expand much more. But cellular subscriptions in Europe continue to grow at a surprising rate. This expansion in the cellular business has helped Mannesmann's earnings growth.

     While several new telecom ventures were started in Europe in the last year, Mannesmann's established mobile facility service in Germany, and smaller operations in France and Italy, position the company to become a major competitor in the expanding European communications business. In addition, Mannesmann's once unprofitable engineering division has started to contribute to earnings. Other strong contributors from the telecommunications and cellular group include Alcatel Alsthom, Nokia and Ericsson Telephone.

     Referring to the chart on the right, you will see that financial services was the largest industry holding in the portfolio at just over 12% of investments. It was also one of the best-performing groups. Europe's changing attitude toward the investment of personal savings means financial institutions are well-positioned to take advantage of the growing interest in retirement planning. Financial service institutions are starting to offer updated investment products as individuals seek to shift out of traditional types of investments, such as bank savings accounts, and into mutual funds.

     Some of the top-performing financial services names in the portfolio were ING Groep N.V., Julius Baer Holding AG, Banca Intesa SPA and AMVESCAP.

     Pension modernization is also stimulating demand for mutual funds, which have been largely unavailable until recently. As a result, the asset management business in Europe is starting to see significant inflows, similar to the United States in the early 1980s. Julius Baer Holding AG, a Swiss private banking concern with a substantial global asset management capability, represented more than 2% of the portfolio at the end of the period. It also was among our top performers. Banca Intesa SPA is one of the largest asset managers in Italy, a country where cash flows into mutual funds have been very strong. AMVESCAP, another major asset manager, has a global reach, having recently acquired LGT Asset Management and AIM Management Group in 1997.

     The European mutual fund business has the potential to experience similar levels of growth to those seen in the U.S. fund business over the past 20 years.

WERE THERE ANY STOCKS THAT DIDN'T DO AS WELL AS YOU HAD EXPECTED?

     Problems in the Asian economies and the worldwide decline in the price


[right margin]

TOP TEN HOLDINGS
                               % OF FUND INVESTMENTS
                             AS OF               AS OF
                            5/31/98            11/30/97

ING GROEP N.V.                2.9%               2.1%
MANNESMANN AG                 2.6%               1.1%
MISYS PLC                     2.3%               1.8%
JULIUS BAER
     HOLDING AG               2.1%               1.3%
AXA-UAP                       2.0%               1.7%
CAP GEMINI SA                 1.7%               1.1%
NESTLE S.A.                   1.7%               1.5%
CREDIT SUISSE GROUP           1.6%               1.7%
ALCATEL ALSTHOM
     COMPAGNIE GENERALE       1.6%               0.5%
TELEFONICA DE ESPANA          1.6%                --



TOP FIVE INDUSTRIES
                                % OF FUND INVESTMENTS
                             AS OF                AS OF
                            5/31/98             11/30/97

FINANCIAL SERVICES           12.1%               12.6%
COMPUTER SOFTWARE
     & SERVICES              10.2%                7.8%
BANKING                       9.8%               12.2%
COMMUNICATIONS
     SERVICES                 8.5%                2.9%
INSURANCE                     4.9%                4.1%


                                             www.americancentury.com   7


International Growth--Q&A (continued)
--------------------------------------------------------------------------------

of oil hurt the energy exploration and production companies in the portfolio. Other commodity-based companies, including chemicals, did not do well. The drop in oil prices and the fall-off in demand hurt several energy exploration companies, including British-Borneo Petroleum, Transocean Offshore and Woodside Petroleum LTD.

     Takeda Chemical also was down due to a decline in earnings growth. The stock had performed well but the fall in earnings, due to a restructuring in the government-controlled pharmaceutical pricing structure, resulted in a drop in its stock price.

DID YOU  MAKE ANY  SIGNIFICANT  CHANGES  TO THE  PORTFOLIO  DURING  THE LAST SIX
MONTHS?

     As mentioned earlier, we made a significant move into cellular and telecommunications companies. After reducing holdings in Nokia, Phillips Electronics, Ericsson and Alcatel at the onset of the Asian economic crisis in mid-1997, we moved back into these names this year. Cellular infrastructure order growth continued to expand and demand for cellular services at the consumer level remained high. Moreover, our analysis indicated earnings remained on the upswing. We were able to build positions in these growth companies at lower prices and then saw them move beyond their 1997 highs.

     We also reduced holdings in Novartis AG to less than 2% of total investments from nearly 5% six months ago, as earnings had begun to slow.

THE ASIAN ECONOMIC CRISIS IS THE DOMINANT FACTOR IN THE INTERNATIONAL INVESTMENT PICTURE. DO YOU EXPECT TO MAKE ANY PORTFOLIO ADJUSTMENTS TO ACCOUNT FOR THIS?

     The portfolio's exposure to Asian companies had already been cut back last year and was reduced further during the period.

     As mentioned earlier, our bottom-up earnings growth investment process has led us to focus primarily on European companies while Asian companies suffer from continuing economic deterioration. Business fundamentals have been improving in Europe, economies are accelerating and earnings and profit surprises are largely on the positive side. Almost exactly the opposite is generally the case in Asia right now.

     The fact that we, and many others, are not currently investing heavily in Asian and Pacific Rim markets doesn't mean we aren't looking there. We are continuing to evaluate Asian companies and companies that export to Asia, and we expect to be there when the earnings picture begins to change or a positive catalyst emerges to brighten the earnings outlook.


[pie charts]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF MAY 31, 1998
Preferred Stocks           1.9%
Repurchase Agreements      3.8%
Common Stocks & Rights    94.3%

AS OF NOVEMBER 30, 1997
Repurchase Agreements      1.3%
Preferred Stocks           3.7%
Common Stocks & Rights    95.0%


[bar chart]
INTERNATIONAL GROWTH'S INVESTMENTS BY COUNTRY
                 5/31/98                 11/30/97
France            14.3%                    9.9%
U.K.              13.7%                   19.1%
Germany           12.4%                    9.2%
Netherlands        9.8%                   10.3%
Switzerland        8.9%                   12.7%
Canada             6.3%                    6.7%
Sweden             4.9%                    3.8%
Japan              4.6%                    9.5%
Other             25.1%                   18.8%


8    1-800-345-2021


International Growth--Schedule of Investments
-------------------------------------------------------------------------------

MAY 31, 1998 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

COMMON STOCKS & RIGHTS

BELGIUM--1.2%

        280,000  Lernout & Hauspie
                    Speech Products N.V.(1)                 $  15,032,500
                   (computer software & services)

          3,150  UCB SA                                        14,971,491
                   (pharmaceuticals)                 -------------------------

                                                               30,003,991
                                                     -------------------------

CANADA--6.3%

        336,000  BCE Inc.                                      15,539,639
                   (communications services)

        686,000  Bombardier Inc. Cl B                          17,641,682
                   (aerospace & defense)

        236,000  Canadian National Railway Company             13,969,579
                   (railroad)

        513,000  Geac Computer Corp. Ltd.(1)                   18,758,627
                   (computer software & services)

        497,700  Investor's Group, Inc.                        18,147,894
                   (financial services)

        148,000  Magna International Inc. Cl A                 10,407,004
                   (automobiles & auto parts)

        637,010  Newcourt Credit Group Inc.
                   (Acquired 9/8/97--2/6/98,
                    Cost $21,884,242)(2)                       31,276,371
                   (financial services)

        258,100  Northern Telecom Ltd.                         16,536,124
                   (communications equipment)

        257,000  Teleglobe Inc.                                13,333,116
                   (communications services)         -------------------------

                                                              155,610,036
                                                     -------------------------

DENMARK--2.3%

        208,000  Novo Nordisk A/S Cl B                         32,729,893
                   (pharmaceuticals)

        262,700  Tele Danmark A/S Cl B                         24,570,538
                   (communications services)         -------------------------

                                                               57,300,431
 .                                                    -------------------------

FINLAND--3.4%

      2,976,400  Merita OY Ltd. Cl A                           18,706,731
                   (banking)

        414,000  Nokia Corp. Cl A ADR                          26,884,125
                   (communications equipment)

         72,400  Raisio Group plc                              13,544,308
                   (food & beverage)

        542,100  Sampo Insurance Company Ltd.                  25,178,635
                   (insurance)                       -------------------------

                                                               84,313,799
                                                     -------------------------

FRANCE--14.3%

        116,000  Accor SA                                      31,800,200
                   (leisure)

        185,675  Alcatel Alsthom
                   Compagnie Generale                          39,703,308
                   (communications services)

Shares                                                          Value
--------------------------------------------------------------------------------

         54,069  Altran Technologies SA                     $  11,064,906
                   (business services & supplies)

        438,841  Axa--UAP                                      49,924,945
                   (insurance)

        169,000  Banque Nationale de Paris                     14,426,829
                   (banking)

        276,711  Cap Gemini SA                                 41,280,141
                   (computer software & services)

        123,000  Groupe Danone                                 33,102,740
                   (food & beverage)

        276,000  Lafarge SA                                    27,987,304
                   (construction & property
                   development)

         38,000  Pinault--Printemps--Redoute SA                31,264,617
                   (retail--general merchandise)

        124,100  Societe Generale Cl A                         24,567,073
                   (banking)

        107,000  Societe Television Francaise 1                15,086,535
                   (broadcasting & media)

        154,700  Vivendi                                       31,064,049
                   (utilities)                       -------------------------

                                                              351,272,647
                                                     -------------------------

GERMANY--10.7%

         70,676  Allianz AG(1)                                 22,326,546
                   (insurance)

         23,134  Bayerische Motoren Werke
                   (BMW) AG(1)                                 24,419,231
                   (automobiles & auto parts)

        278,000  Daimler--Benz AG                              28,002,465
                   (automobiles & auto parts)

         82,000  Deutsche Bank AG                               7,056,134
                   (financial services)

        445,600  Deutsche Pfandbrief-und
                   Hypothekenbank AG                           35,648,000
                   (banking)

        248,000  Douglas Holding AG                            13,476,751
                   (retail--general merchandise)

        301,000  Dresdner Bank AG                              16,913,333
                   (financial services)

         65,270  Mannesmann AG                                 63,807,367
                   (industrial equipment
                   & machinery)

        270,000  VEBA AG                                       17,727,731
                   (utilities)

         40,153  Volkswagen AG                                 32,549,799
                   (automobiles & auto parts)        -------------------------

                                                              261,927,357
                                                     -------------------------

GREECE--0.4%

        289,000  Hellenic Telecommunication
                   Organization SA (OTE)                        8,482,439
                   (communications services)         -------------------------

HUNGARY--0.4%

        307,000  Magyar Tavkozlesi Rt. ADR                       8,596,000
                   (communications services)         -------------------------

See Notes to Financial Statements
                                                       www.americancentury.com 9


International Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                  (Continued)

MAY 31, 1998 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

IRELAND--2.2%

        801,000  Bank of Ireland                           $  15,048,084
                   (financial services)

        318,000  CBT Group PLC ADR(1)                         15,860,250
                   (computers--software & services)

        196,000  Elan Corp., plc ADR(1)                       11,992,750
                   (pharmaceuticals)

        255,000  Saville Systems Ireland plc ADR(1)           10,215,938
                   (computer software & services)    -------------------------

                                                              53,117,022
                                                     -------------------------

ITALY--4.6%

     11,476,900  Banca di Roma                                23,647,235
                   (banking)

      2,738,600  Banca Intesa S.p.A.                          17,060,310
                   (financial services)

        253,079  Banca Popolare di Bergamo
                   Credito Varesino SpA                        5,948,115
                   (banking)

      3,199,300  Credito Italiano                             17,829,958
                   (banking)

      1,413,381  La Rinascente SpA                             7,551,528
                   (retail--food & drug)

      1,012,300  Mondadori (Arnoldo) Editore SpA              12,370,733
                   (printing & publishing)

      3,661,300  Telecom Italia SpA                           27,646,784
                   (communications services)        -------------------------

                                                             112,054,663
                                                    -------------------------

JAPAN--4.6%

        171,000  Aiwa Co., Ltd.                                5,146,745
                   (electrical & electronic
                   components)

        248,000  Bridgestone Corp.                             5,642,857
                   (automobiles & auto parts)

      2,397,000  Fujitsu Ltd.                                 27,442,612
                   (computer systems)

        298,000  Honda Motor Co., Ltd.                        10,127,880
                   (automobiles & auto parts)

        162,000  Ito--Yokado Co., Ltd.                         8,048,675
                   (retail--general merchandise)

         77,500  Keyence Corporation                           9,313,616
                   (control & measurement)

      1,306,000  Minebea Company Ltd.                         13,362,802
                   (electrical & electronic
                   components)

            240  NTT Data Corp.                                9,608,295
                   (communications services)

        207,000  Sony Corp.                                   17,438,796
                   (electrical & electronic
                   components)

        302,000  Takeda Chemical Inds.                         7,784,850
                   (pharmaceuticals)                 -------------------------

                                                             113,917,128
                                                     -------------------------

Shares                                                          Value
--------------------------------------------------------------------------------

MEXICO--(3)

      1,184,000  Cemex SA de CV Cl B Rights(1)              $     12,341
                   (building & home improvements)

          20,760  Fomento Economico Mexica UBD(1)                688,903
                   (food & beverage)                 -------------------------

                                                                 701,244
                                                     -------------------------

NETHERLANDS--9.8%

         297,377  ASR Verzekeringsgroep N.V.                  25,940,486
                    (insurance)

         254,500  Cap Gemini N.V.                             19,935,981
                    (computer software & services)

         502,100  Getronics N.V.                              24,956,509
                    (computer software & services)

       1,049,359  ING Groep N.V.                              72,029,665
                    (financial services)

         732,488  Koninklijke Ahold NV                        23,118,936
                    (retail --food & drug)

         190,000  Philips Electronics N.V.                    18,073,750
                    (electrical & electronic
                    components)

         233,000  Unilever N.V.                               18,392,438
                    (diversified companies)

         310,000  Vedior NV
                    (Acquired 1/27/98--2/2/98,
                    Cost $6,674,374)(2)                        9,861,325
                    (business services & supplies)

         854,400  VNU Tijdschriftengroep Nederland            29,302,450
                    (printing & publishing)          -------------------------

                                                             241,611,540
                                                     -------------------------

NORWAY--1.5%

         342,000  Petroleum Geo-Services ASA ADR(1)           22,401,000
                    (energy --services)

       1,611,000  Storebrand ASA                              14,942,361
                    (insurance)                      -------------------------

                                                              37,343,361
                                                     -------------------------

POLAND--0.3%

        605,000  Elektrim Spolka Akcyjna S.A.                  7,954,598
                   (electrical & electronic          -------------------------

components)

PORTUGAL--1.0%

        399,037  Banco Espirito Santo e
                   Comercial de Lisboa, SA(1)                 14,026,292
                   (banking)

        354,700  Banco Espirito Santo e
                    Comercial de Lisboa, SA Rights(1)          2,493,566
                   (banking)

        164,000  Portugal Telecom S.A.                         8,607,983
                   (communications services)         -------------------------

                                                              25,127,841
                                                     -------------------------

SINGAPORE--0.4%

      7,820,100  Dairy Farm International
                   Holdings Ltd.                               8,602,110
                   (retail--food & drug)             -------------------------

See Notes to Financial Statements


10   1-800-345-2021


International Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                  (Continued)

MAY 31, 1998 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

SOUTH AFRICA--0.4%

        123,000  Liberty Life Association of Africa Ltd.   $   3,411,696
                   (insurance)

        193,000  South African Breweries Ltd.                  5,443,158
                   (food & beverage)                 -------------------------

                                                               8,854,854
                                                     -------------------------

SPAIN--3.0%

         85,000  Banco Popular Espanol SA                      6,736,335
                   (banking)

        135,000  Corporacion Bancaria de Espana SA            11,491,066
                   (banking)

        876,000  Telefonica de Espana                         39,101,470
                   (communications services)

      1,620,000  TelePizza, S.A.(1)                           16,288,653
                   (restaurants)                     -------------------------

                                                              73,617,524
                                                     -------------------------

SWEDEN--4.9%

        171,000  Assa Abloy AB Cl B                            6,692,461
                   (construction & property
                   development)

        176,000  Electrolux AB Cl B                           17,500,829
                   (consumer products)

        992,000  Ericsson (L.M.) Telephone Co. ADR            27,683,000
                   (communications equipment)

        245,000  Europolitan Holdings AB                      15,210,601
                   (communications equipment)

        218,900  Hennes & Mauritz AB Cl B                     12,278,626
                   (retail--apparel)

        361,000  NetCom Systems AB Cl B(1)                    13,806,379
                   (communications services)

      1,828,000  Skandia Forsakrings AB                       26,682,899
                   (financial services)              -------------------------

                                                             119,854,795
                                                     -------------------------

SWITZERLAND--8.9%

        182,900  Credit Suisse Group                          40,197,802
                   (banking)

         18,000  Julius Baer Holding AG                       51,816,895
                   (financial services)

          2,000  Kuoni Reisen Holding AG                      10,719,342
                   (transportation)

         20,000  Nestle S.A.                                  42,782,984
                   (food & beverage)

         20,755  Novartis AG                                  35,093,063
                   (pharmaceuticals)

         22,000  Union Bank of Switzerland                    36,931,167
                   (banking)                         -------------------------

                                                             217,541,253
                                                     -------------------------

UNITED KINGDOM--13.7%

      2,419,200  Amvescap Plc                                 25,883,193
                   (financial services)

      3,417,880  British Aerospace PLC                        30,292,144
                   (aerospace & defense)

      1,307,000  British Airways plc                          13,834,356
                   (airlines)

Shares                                                          Value
--------------------------------------------------------------------------------

      1,718,000  Capita Group Plc                          $  15,170,287
                   (business services & supplies)

        269,000  CMG plc                                       7,551,863
                   (computer software & services)

        747,000  Compass Group PLC                            15,484,518
                   (restaurants)

      1,652,000  Diageo plc                                   18,672,531
                   (food & beverage)

        306,146  Energis plc(1)                                4,322,331
                   (communications services)

      1,062,000  Hays plc                                     19,414,040
                   (business services & supplies)

        537,000  Logica plc                                   15,842,582
                   (computer software & services)

        949,834  Misys plc                                    57,299,792
                   (computer software & services)

        446,754  Provident Financial plc                       7,007,534
                   (financial services)

        286,500  Schroders plc                                 8,407,903
                   (financial services)

        280,300  SEMA Group plc                               10,980,136
                   (computer software & services)

        243,000  Siebe plc                                     6,088,188
                   (diversified companies)

      1,924,000  Somerfield plc                               12,451,499
                   (retail --food & drug)

      2,509,765  Thomson Travel Group plc(1)                   7,353,107
                   (leisure)

      2,633,000  Vodafone Group plc                           28,922,731
                   (communications services)

      2,889,200  WPP Group plc                                18,485,749
                   (business services & supplies)

        322,000  Zeneca Group plc                             13,081,397
                   (pharmaceuticals)                 -------------------------

                                                             336,545,881
                                                     -------------------------

TOTAL COMMON STOCKS & RIGHTS--94.3%                        2,314,350,514
   (Cost $1,707,732,965)                             -------------------------

PREFERRED STOCKS

BRAZIL--0.2%

     30,136,000  Telecomunicacoes do
                   Rio de Janeiro S.A.                         2,515,154
                   (communications services)

     30,136,000  Telerj Celular S.A. Cl B(1)                   2,200,760
                   (communications equipment)        -------------------------

                                                               4,715,914
                                                     -------------------------

GERMANY--1.7%

        174,000  Henkel KGaA                                  15,596,639
                   (chemicals & resins)

         50,000  SAP AG                                       27,731,092
                   (computer software & services)    -------------------------

                                                              43,327,731
                                                     -------------------------

TOTAL PREFERRED STOCKS--1.9%                                  48,043,645
   (Cost $32,731,405)                                -------------------------

See Notes to Financial Statements
                                                      www.americancentury.com 11


International Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                  (Continued)

MAY 31, 1998 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS--3.8%

    Repurchase Agreement, State Street Boston
       Corp., 5.48%, due 6/1/98, collateralized by
       $92,150,000 par value U.S. Treasury Notes,
       5.625%, due 12/31/02
       (Delivery value $96,642,287)                        $     92,600,000
   (Cost $92,600,000)                                 -------------------------


TOTAL INVESTMENT SECURITIES--100.0%                          $2,454,994,159
   (Cost $1,833,064,370)                              =========================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

        Contracts          Settlement                           Unrealized
         to Sell              Date            Value                Gain
--------------------------------------------------------------------------------
     31,158,633  CHF        6/29/98       $ 21,067,337       $  179,600
     47,737,665  DEM        6/29/98         26,785,987          214,955
    199,027,966  FRF        6/29/98         33,301,108          303,155
     20,637,252  GBP        6/29/98         33,640,186           58,991
  1,460,526,200  JPY        6/29/98         10,556,825           84,609
     48,967,394  NLG        6/29/98         24,377,861          195,776
     95,527,937  SEK        6/29/98         12,188,090          136,505
                                        ---------------------------------------
                                          $161,917,394       $1,173,591
                                        =======================================
(Value on Settlement Date $163,090,985)

Forward foreign currency exchange contracts are used by the portfolio management team in an effort to protect foreign investments against declines in foreign currencies. This is also known as hedging. The contracts are called "forward" because they allow your fund to exchange a foreign currency for U.S. dollars at a date in the future -- and at a price (known as the exchange rate) agreed upon when the contract is initially entered into.


NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
DEM = German Mark
FRF = French Franc
GBP = British Pound
JPY = Japanese Yen
NLG = Netherlands Guilder
SEK = Swedish Krona
(1) Non-income producing.
(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold
to  qualified  institutional   investors.  The  aggregate  value  of  restricted
securities at May 31, 1998, was $41,137,696, which represented 1.7% of net assets.
(3) Country was less than 0.05% of total investment securities.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

*    the percentage of total investments in each country

*    a list of each investment

*    the number of shares of each stock

*    the market value of each investment

*    the percent and dollar breakdown of each investment category

See Notes to Financial Statements


12   1-800-345-2021


International Discovery--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 1998

                           INVESTOR CLASS                  ADVISOR CLASS               INSTITUTIONAL CLASS
                         (INCEPTION 4/1/94)             (INCEPTION 4/28/98)             (INCEPTION 1/2/98)

                    INTERNATIONAL      MSCI          INTERNATIONAL      MSCI        INTERNATIONAL     MSCI
                     DISCOVERY      EAFE(reg.tm)      DISCOVERY      EAFE(reg.tm)     DISCOVERY   EAFE(reg.tm)

6 MONTHS(1) .........  33.92%         16.06%              --             --              --              --

1 YEAR ..............  36.97%         11.11%              --             --              --              --
-------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS

3 YEARS .............   31.07%         9.76%              --             --              --              --

LIFE OF FUND ........   23.61%         9.11%             6.73%        -0.49%(2)       31.91%(1)       15.06%(1)

(1)  Returns for periods less than one year are not annualized.

(2)  Return from 4/30/98, the nearest date for which data are available.

See pages 45, 46 and 47 for information about share classes, MSCI EAFE(reg.tm) and returns.


These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). The chart at left shows the growth of a $10,000 investment in the fund since inception, while the chart below shows the fund's year-by-year performance. The MSCI EAFE(reg.tm) is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. International Discovery's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI EAFE(reg.tm) do not.


[mountain chart]
GROWTH OF $10,000 OVER LIFE OF FUND

VALUE ON 5/31/98
International Discovery         $24,103
MSCI EAFE Index                 $14,382

            INTERNATIONAL DISCOVERY          EAFE
DATE            ACCT VALUE               ACCT VALUE
4/01/94           $10,000                   $10,000
6/30/94           $10,760                   $10,511
9/30/94           $11,420                   $10,521
12/31/94          $10,760                   $10,414
3/31/95           $10,100                   $10,608
6/30/95           $11,020                   $10,685
9/30/95           $11,800                   $11,130
12/31/95          $11,825                   $11,581
3/31/96           $12,931                   $11,916
6/30/96           $14,479                   $12,104
9/30/96           $14,559                   $12,089
12/31/96          $15,511                   $12,281
3/31/97           $16,712                   $12,089
6/30/97           $18,293                   $13,658
9/30/97           $19,789                   $13,562
12/31/97          $18,223                   $12,500
3/31/98           $21,957                   $14,338
5/31/98           $24,103                   $14,382

[bar chart]
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING MAY 31)
                   INTERNATIONAL DISCOVERY          EAFE (reg. tm)
4/1/94-5/31/94              9.80%                       3.64%
5/31/95                    -2.37%                       4.93%
5/31/96                    33.00%                      10.67%
5/31/97                    23.42%                       7.54%
5/31/98                    36.97%                      11.11%

*Returns from 4/1/94 to 5/31/94
                                                      www.americancentury.com 13


International Discovery--Q&A
--------------------------------------------------------------------------------

     An interview with Henrik Strabo and Mark Kopinski, portfolio managers on the International Discovery investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED MAY 31, 1998?

     International Discovery has had an excellent first half to its fiscal year, generating a 33.92% total return.* By comparison, the Morgan Stanley Capital International EAFE Index gained 16.06%. For the 12 months ended May 31, 1998, Discovery returned 36.97% versus 11.11% for EAFE.

     We should emphasize once again that our bottom-up approach to finding companies with accelerating revenue and earnings growth accounted for most of the difference in performance. As we reported six months ago, this approach led us to European companies, where an earnings expansion was underway. Since then, the growth rates of European economies and companies have actually increased, while the economic contraction that had just begun in Southeast Asia has intensified. Relative to EAFE, Discovery had a much greater exposure to businesses in Europe and a lighter weighting in Asia, and that goes a long way toward explaining the wide performance gap between the fund and its benchmark.

HOW DID DISCOVERY PERFORM COMPARED TO OTHER INTERNATIONAL EQUITY FUNDS?

     International Discovery maintained its five-star rating from Morningstar, a large mutual fund rating firm. The rating applies for the three years ending May 31, 1998, and puts Discovery in the top 10% of the 764 funds in its international equity fund category.(+)

DISCOVERY HAS ABOUT 83% OF ITS ASSETS IN EUROPE. WHY?

     We are finding high growth rates on the Continent for a number of reasons. The biggest factor is the pending European Monetary Union (EMU), which will introduce a single currency (the euro) and unify the economies of 11 European countries. To participate in the EMU, these countries were required to cut government spending sharply and reduce inflation. The resulting drop in interest rates coupled with business restructuring across Europe has been a boon to corporate profits. In addition, compensation of managers is now increasingly tied to share price performance, creating strong incentives to increase shareholder value. European companies have pushed well ahead of any change enacted by government because they recognize the need to stay competitive and productive.

     We are always looking for the strongest accelerating growth stocks we can find, wherever they are located. Although we found a wealth of good ideas in Europe, we continue to investigate growth opportunities worldwide. Members of our team visited 21 countries in the past six months, including Singapore, Peru, South Africa and Germany.

*All fund returns referenced are for Investor Class shares.

(+)Morningstar proprietary ratings reflect risk-adjusted performance as of May 31, 1998. The overall rating, which may change monthly, is calculated from the fund's three-year average total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. Ten percent of the funds in an investment category receive five stars. Past performance is no guarantee of future results.


[left margin]

PORTFOLIO AT A GLANCE
                                     5/31/98          11/30/97

NO. OF COMPANIES                      161               154

MEDIAN MARKET                        $589              $451
CAPITALIZATION                      MILLION           MILLION

PORTFOLIO TURNOVER                  86%(1)            146%(2)

EXPENSE RATIO (FOR
INVESTOR CLASS)                     1.66(3)            1.70%


"The growth rates of European economies and companies have actually increased, while the economic contraction that had just begun in Southeast Asia has intensified."

(1)       Six months ended 5/31/98.
(2)       Year ended 11/30/97.
(3)       Annualized.

Investment terms are defined in the Glossary on page 47.


14   1-800-345-2021


International Discovery--Q&A (continued)
--------------------------------------------------------------------------------

WHICH COMPANIES WERE AMONG DISCOVERY'S BEST PERFORMERS?

     The environment we've just described has created huge opportunities for companies that help manage change, and these companies have produced the portfolio's best returns. Financial services, information technology and temporary employment are among the industries generating the most significant earnings growth.

     Among financial service companies, those engaged in asset management, insurance brokerage and banking have been outstanding performers. Marschollek, Lautenschlaeger und Partner, a German financial service company, Banco Popolare di Brescia of Italy, and Kempen & Company of Holland posted excellent results. As interest rates dropped across Europe, savers have shifted assets away from conservative bank accounts and into the mutual fund and insurance products these companies offer. Some European countries, to a greater extent than America, face the problem of too few workers supporting too many retirees. We expect financial stocks to continue to perform well as workers increasingly turn to retirement plans like defined contribution plans and other investment vehicles to manage their savings.

     In the information technology area, CGI Group of Canada and Tieto Corp. in Finland also posted substantial gains. Both are helping companies update software to enable computers to distinguish the year 2000 from 1900. In addition, Tieto installs, builds and tests computer networks that are being used by European companies facing conversion to the new euro currency.

WHICH STOCKS OR SECTORS HELD BACK PERFORMANCE?

     Energy services was the worst-performing group, although the downward move was modest. Falling oil prices, in the wake of overproduction and depressed demand in Asia, led to diminished earnings expectations for the oil industry, which hurt the shares of service companies that provide equipment and technology to oil drillers.

     Tecnomatix Technologies was one of our weakest individual holdings. Tecnomatix makes software that designs manufacturing plants, among other applications. The stock dropped after the company announced that profits would not meet expectations. Although we believe this is a solid company with a promising product line, we sold the position after a disruption in its shipment flow raised questions about the sustainability of its earnings.

WHAT CHANGES HAVE YOU MADE IN THE PORTFOLIO DURING THE LAST SIX MONTHS?

     As you can see from the chart to the right, holdings in financial services and business services have climbed as we responded to positive trends in Europe. In terms of investments by country, little has changed. The themes that applied six months ago are still in place: An economic revival in Europe is producing some of the strongest growth stories on the globe, while Asian economies are contracting.

TOP TEN HOLDINGS
                                  % OF FUND INVESTMENTS
                                  AS OF           AS OF
                                 5/31/98        11/30/97
MARSCHOLLEK,
     LAUTENSCHLAEGER
     UND PARTNER AG               3.9%            2.8%
HAVAS ADVERTISING SA              2.5%            1.6%
KEMPEN &
     COMPANY NV                   2.5%            1.9%
CGI GROUP, INC.                   2.1%            0.8%
TIETO CORP. CL B                  2.0%            1.9%
INTERNATIO-MULLER NV              2.0%            1.8%
CORPORACION
     FINANCIERA
     REUNIDA, S.A.                1.7%            1.4%
VERWALTUNGS-UND
     PRIVAT-BANK AG               1.7%            0.6%
MERKANTILDATA ASA                 1.7%             --
VONTOBEL HOLDING
     AG CL B                      1.6%            1.3%


TOP FIVE INDUSTRIES
                                   % OF FUND INVESTMENTS
                                  AS OF           AS OF
                                 5/31/98         11/30/97
FINANCIAL SERVICES                15.9%           12.5%
BUSINESS SERVICES
     & SUPPLIES                   12.9%            5.9%
COMPUTER SOFTWARE
     & SERVICES                   12.8%           12.5%
BANKING                            8.5%            4.3%
ELECTRICAL & ELECTRONIC
     COMPONENTS                    4.3%            2.4%


                                              www.americancentury.com    15


International Discovery--Q&A (continued)
--------------------------------------------------------------------------------

DO YOU EXPECT THE RAPID GROWTH RATES YOU ARE SEEING IN EUROPE TO CONTINUE?

     Frankly, we were surprised at the magnitude of European earnings growth. Economies there are among the fastest growing in the world right now. In addition, a confluence of factors, such as the introduction of a common currency and a huge shift in corporate strategies, are providing a foundation for strong profit growth. Regardless of these macro factors, we will continue to use our bottom-up strategy in an effort to make sure the portfolio has the best growth stocks from around the globe.


[pie charts]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF MAY 31, 1998
Repurchase Agreements       0.7%
Preferred Stocks            5.9%
Common Stocks & Warrants   93.4%

AS OF NOVEMBER 30, 1997
Repurchase Agreements       4.7%
Preferred Stocks            5.7%
Common Stocks & Warrants   89.6%

[bar chart]
INTERNATIONAL DISCOVERY'S INVESTMENTS BY COUNTRY
                 5/31/98                 11/30/97
Netherlands       14.1%                   12.5%
U.K.              13.4%                   12.6%
Germany           10.1%                    6.6%
Canada             9.0%                    9.6%
France             8.6%                    5.5%
Switzerland        5.5%                    7.1%
Finland            5.5%                    6.4%
Spain              4.2%                    2.6%
Other             29.6%                   37.1%


16   1-800-345-2021


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 1998 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

COMMON STOCKS & WARRANTS

AUSTRIA--1.0%

        148,000  Erste Bank Der Oesterreichischen
                   Sparkassen AG                              $  8,968,269
                   (banking)                          ------------------------

BELGIUM--1.4%

         22,000   Creyf's NV                                     5,734,378
                   (business services & supplies)

         70,000  Telinfo NV(1)                                   6,880,167
                   (communications services)          ------------------------

                                                                12,614,545
                                                      ------------------------

CANADA--9.0%

        233,300  Architel Systems Corp.(1)                       2,491,203
                   (computer peripherals)

        387,400  Berkley Petroleum Corp.(1)                      3,152,405
                   (energy--services)

        245,000  Boardwalk Equities, Inc.(1)                     3,701,282
                   (financial services)

        474,700  Bracknell Corp.(1)                              1,695,066
                   (business services & supplies)

         932,000  Canadian 88 Energy Corp.(1)                    4,160,000
                   (energy production & marketing)

         151,000  Certicom Corp.(1)                              3,421,803
                   (computer peripherals)

         919,000  CGI Group, Inc.(1)                            18,995,296
                   (business services & supplies)

         165,000  Dorel Industries Inc. Cl B(1)                  5,523,605
                   (furniture & furnishings)

         164,000  JetForm Corp.(1)                               3,126,250
                   (computer software & services)

         520,000  Kingsway Financial Services(1)                 6,320,343
                   (insurance)

         235,300  Newcourt Credit Group Inc.
                   (Acquired 12/4/95-8/7/97,
                   Cost $1,659,961)(2)                          11,552,927
                   (financial services)

          75,000  Perigee Inc.(1)                                1,125,322
                   (financial services)

         223,000  QLT PhotoTherapeutics, Inc.(1)                 4,303,039
                   (biotechnology)

         142,000  Rand A Technology Corp.(1)                     2,779,056
                   (computer software & services)

         349,200  Royal Group Technologies Ltd.(1)               9,459,873
                   (building & home improvements)     ------------------------

                                                                81,807,470
                                                      ------------------------

CROATIA--0.2%

         121,888  Pliva d.d. GDR                                 2,005,058
                   (pharmaceuticals)                  ------------------------

DENMARK--0.3%

          70,000  Vestas Wind Systems A/S(1)                     2,882,395
                   (utilities)                        ------------------------

Shares                                                          Value
--------------------------------------------------------------------------------

FINLAND--5.5%

         331,723  Asko Oyj Cl A                               $  7,122,849
                    (diversified companies)

         401,000  Finnair Oyj                                    4,138,897
                    (airlines)

          35,000  Fiskars Oyj AB Cl A                            4,967,193
                    (diversified companies)

          102,500  KCI Konecranes International plc
                    (Acquired 5/12/98-5/26/98,
                    Cost $5,588,828)(2)                          5,270,846
                    (machinery & equipment)

           89,450  OY Hartwall AB                                2,596,648
                    (food & beverage)

          130,000  Pohjola Insurance Group Cl B                  7,116,264
                    (insurance)

           85,000  Tieto Corp. Cl B                             18,643,099
                    (computer software & services)    ------------------------

                                                                49,855,796
                                                      ------------------------

FRANCE--8.6%

           33,000  Altran Technologies SA                        6,753,258
                     (business services & supplies)

           55,000  Cie des Signaux SA                            4,274,307
                     (aerospace & defense)

           13,000  Galeries Lafayette                           12,596,057
                     (retail--general merchandise)

          110,000  Havas Advertising SA                         23,245,907
                     (broadcasting & media)

          110,000  Havas Advertising Warrants(1)                   312,396
                     (broadcasting & media)

           99,000  Infogrames Entertainment SA(1)                6,251,587
                     (leisure)

           21,000  Jet Multimedia(1)                             4,490,478
                     (computer software & services)

           20,538  Le Carbone-Lorraine                           9,366,646
                     (electrical & electronic
                     components)

           21,066  NRJ SA                                        3,501,615
                     (broadcasting & media)

           40,000  Omnicom SA(1)                                 4,710,992
                     (communications equipment)

           71,000  Societe Generale
                     d'Entreprises SA(1)                         3,285,500
                     (construction & property         ------------------------
                     development)

                                                                78,788,743
                                                      ------------------------

GERMANY--4.2%

            4,000  Aixtron AG                                    1,622,409
                     (machinery & equipment)

           48,000  DIS Deutscher Industrie Service AG            3,495,798
                     (business services & supplies)

           21,000  DLW AG(1)                                     3,635,294
                     (construction & property
                     development)

            5,000  Porsche AG                                   13,725,490
                     (automobiles & auto parts)

See Notes to Financial Statements


                                                  www.americancentury.com   17


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------
                                                                  (Continued)

MAY 31, 1998 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

           11,795  Sartorius AG                               $  5,947,059
                     (electrical & electronic
                     components)

           52,000  Sixt AG                                       8,098,599
                     (business services & supplies)

           38,700  Winkler & Duennebier AG(1)                    1,799,496
                     (machinery & equipment)          -------------------------

                                                                38,324,145
                                                      -------------------------

GREECE--1.8%

          175,000  Athens Medical Care S.A.                      3,712,573
                     (healthcare)

           61,000  Intrasoft S.A.                                4,059,932
                     (communications services)

          261,000  Mytilineos S.A.                               4,048,569
                     (metals & mining)

           66,000  National Mortgage Bank of Greece              4,720,624
                     (banking)                        -------------------------

                                                                16,541,698
                                                      -------------------------

HONG KONG--0.3%

        5,094,954  Founder Hong Kong Limited                     3,172,429
                     (computer software & services)   --------------------------

INDIA--1.6%

          774,000  Corporation Bank(1)                           2,176,120
                     (banking)

           85,000  Hero Honda Motors Ltd.                        2,208,163
                     (leisure)

              550  Indian Hotels Company Limited                     6,840
                     (leisure)

            8,000  Larsen & Toubro Ltd.                             49,114
                     (diversified companies)

          120,000  NIIT Limited                                  4,797,119
                     (computer software & services)

             200   Oriental Bank of Commerce                           305
                     (banking)

          156,000  Pentafour Software & Exports Ltd.             3,915,918
                     (computer software & services)

          100,000  Satyam Computer                               1,339,136
                     (computer software & services)   -------------------------

                                                                14,492,715
                                                      -------------------------

IRELAND--0.7%

        2,454,000  Anglo Irish Bank Corp. plc                    6,648,995
                     (banking)                        -------------------------

ISRAEL--0.6%

          636,200  Oshap Technologies, Ltd.(1)(3)                5,308,294
                     (computer software & services)   --------------------------

ITALY--2.5%

          180,000  Banca Nazionale del Lavoro(1)                 4,859,749
                     (financial services)

          260,000  Banca Popolare di Brescia                     5,371,870
                     (banking)

        5,042,000  Ciga Spa(1)                                   5,703,004
                     (leisure)


Shares                                                          Value
--------------------------------------------------------------------------------

          486,000  Gruppo Editoriale L'Espresso               $  4,419,814
                     (printing & publishing)

        2,782,900  Premafin Finanziaria S.p.A.(1)                2,404,302
                     (insurance)                      -------------------------

                                                                22,758,739
                                                      -------------------------

JAPAN--2.4%

          124,000  Fuji Soft ABC, Inc.                           4,330,357
                     (computer software & services)

           48,400  Fujimi Incorporated                           1,847,062
                     (electrical & electronic
                     components)

           89,000  Itoen, Ltd.                                   2,742,800
                     (food & beverage)

          116,000  Meitec                                        3,950,749
                     (computer software & services)

           69,580  Ministop Co., Ltd.                            1,350,217
                     (retail--food & drug)

           75,000  Nippon System Development                     1,933,324
                     (computer software & services)

           97,000  Noritsu Koki Co. Limited                      2,507,416
                     (electrical & electronic
                     components)

           11,000  Ryohin Keikaku Company Limited                  982,143
                     (retail--general merchandise)

          319,000  Yoshitomi Pharmaceutical
                      Industries, Ltd.                           1,963,890
                      (healthcare)                    -------------------------

                                                                21,607,958
                                                      -------------------------

LIECHTENSTEIN--1.6%

            5,000  Verwaltungs-und Privat-Bank AG               15,084,609
                     (banking)                        -------------------------

MEXICO--0.4%

           19,000  ARA, S.A. de C.V.(1)                             75,772
                     (construction & property
                     development)

        3,030,000  Biper, S.A. de C.V. Series B(1)               1,414,332
                     (communications services)

          523,600  Corporacion Interamericana de
                      Entretenimiento S.A. Cl B(1)               1,753,819
                      (leisure)                       -------------------------

                                                                 3,243,923
                                                      -------------------------

NETHERLANDS--14.1%

          247,227  Aalberts Industries N.V.                      7,544,976
                     (metals & mining)

           44,500  Atag Holding N.V.                             3,067,821
                     (consumer products)

           56,000  Athlon Groep N.V.                             9,992,544
                     (business services & supplies)

          101,537  Brunel International NV.                      3,961,755
                     (business services & supplies)

           57,400  Draka Holding N.V.                            2,453,601
                     (electrical & electronic
                     components)

See Notes to Financial Statements


18   1-800-345-2021


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------
                                                                  (Continued)

MAY 31, 1998 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

          100,000  Fugro N.V.                                 $  4,771,609
                     (business services & supplies)

           88,000  GTI Holding N.V.                              3,477,310
                     (construction & property

development)

          501,400  Internatio-Muller NV                         18,068,244
                     (transportation)

          321,337  Kempen & Company NV                          22,711,925
                     (financial services)

          251,264  Ordina Beheer N.V.(1)                         8,454,979
                     (computer software & services)

           81,000  Samas Groep N.V.                              6,018,937
                     (office equipment & supplies)

           49,126  Simac Techniek N.V.                          10,072,307
                     (computer software & services)

          324,571  Unique International NV                      10,857,214
                     (business services & supplies)

          183,000  Unit 4(1)                                     5,912,322
                     (computer software & services)

          153,750  Van der Moolen Holding N.V.                  11,119,154
                     (banking)                        -------------------------

                                                               128,484,698
                                                      -------------------------

NORWAY--3.6%

          130,000  ContextVision AB(1)                           2,463,230
                     (computer software & services)

          175,000  Det Sondenfjelds-Norske
                      Dampskibsselskab Cl A                      3,744,866
                     (energy--services)

        1,079,000  Merkantildata ASA                            15,083,411
                     (financial services)

          146,000  Provida ASA(1)                                3,250,033
                     (computer software & services)

          203,000  Tandberg Television ASA(1)                    2,084,603
                     (communications equipment)

          200,000  Tomra Systems ASA                             6,201,140
                     (environmental services)         -------------------------

                                                                32,827,283
                                                      -------------------------

POLAND--1.0%

          590,000  Elektrim Spolka Akcyjna S.A.                  7,757,376
                     (electrical & electronic
                     components)

          127,750  Wielkopolski Bank Kredytowy S.A.(1)             914,852
                     (banking)                        -------------------------

                                                                 8,672,228
                                                      -------------------------

PORTUGAL--3.7%

          628,300  Banco Mello, S.A.                             8,746,046
                     (banking)

          313,000  Companhia de Seguros Mundial
                     Confianca, SA(1)                            9,626,162
                     (insurance)

          399,000  Espirito Santo Financial
                     Holding S.A. ADR                           10,149,563
                     (banking)

Shares                                                          Value
--------------------------------------------------------------------------------

           32,000  Telecel-Comunicacaoes
                     Pessoais, SA(1)                          $  5,598,688
                     (communications services)        -------------------------

                                                                34,120,459
                                                      -------------------------

RUSSIAN FEDERATION--0.1%

           65,400  SUN Brewing Ltd. GDR(1)                         868,336
                     (food & beverage)                -------------------------

SINGAPORE--0.3%

          927,000  Datacraft Asia Limited                        2,688,300
                      (communications services)       -------------------------

SOUTH AFRICA--1.1%

          533,581  Primedia Limited Cl N                         4,243,395
                     (broadcasting & media)

          406,600  Sage Group Limited                            2,149,132
                     (insurance)

          948,300  Super Group Limited(1)                        3,678,790
                     (transportation)                 -------------------------

                                                                10,071,317
                                                      -------------------------

SPAIN--4.2%

           27,000  Azkoyen SA                                    4,165,623
                     (financial services)

            4,454  Banco Pastor SA                                 246,678
                     (banking)

           79,000  Campofrio Alimentacion SA(1)                  6,641,063
                     (food & beverage)

        1,087,000  Corporacion Financiera
                      Reunida, S.A.(1)                          15,695,457
                     (financial services)

           44,000  Grupo Acciona SA                             11,314,037
                     (construction & property         -------------------------
                     development)

                                                                38,062,858
                                                      -------------------------

SWEDEN--3.7%

           51,000  ADB-Gruppen Mandator AB                       1,885,470
                     (computer software & services)

          418,252  Castellum AB                                  5,065,391
                     (real estate)

          195,000  Enator AB                                     6,140,206
                     (computer software & services)

           36,000  Enea Data AB Cl B                             2,850,004
                     (computer software & services)

          399,100  OM Gruppen AB                                 8,140,537
                     (financial services)

            9,049  Resco AB Cl B                                   298,780
                     (computer software & services)

          166,000  Scandic Hotels AB                             6,348,640
                     (leisure)

           87,000  Sigma AB Cl B                                 2,861,477
                     (computer software & services)   -------------------------

                                                                33,590,505
                                                      -------------------------

See Notes to Financial Statements

                                                   www.americancentury.com   19


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------
                                                                  (Continued)

MAY 31, 1998 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

SWITZERLAND--5.5%

           15,200  Danzas Holding AG                         $   4,334,659
                     (railroad)

           15,125  Georg Fischer AG                              6,627,958
                     (machinery & equipment)

              600  Kudelski SA                                   4,591,114
                     (electrical & electronic
                     components)

          126,000  MFC Bancorp Ltd.                              1,472,625
                     (financial services)

            7,000  Moevenpick Holding AG Bearer                  3,987,730
                     (leisure)

            4,000  Phoenix Mecano AG                             2,615,789
                     (electrical & electronic
                     components)

            6,000  Rieter Holdings Ltd.(1)                      4,546,619
                     (machinery & equipment)

            8,000  SAIA-Burgess Electronics AG(1)               2,292,186
                     (electrical & electronic
                     components)

           50,000  Swisslog Holding AG                           5,224,837
                     (machinery & equipment)

           10,500  Vontobel Holding AG Cl B                     14,865,503
                     (financial services)             -------------------------

                                                                50,559,020
                                                      -------------------------

TURKEY--0.2%

       31,863,000  Aksigorta A.S.                                1,942,712
                     (insurance)                      -------------------------

UNITED KINGDOM--13.4%

          380,000  Admiral plc                                   7,659,915
                     (business services & supplies)

        1,400,000  Ashtead Group plc                             6,226,843
                     (industrial equipment & machinery)

          621,291  Bodycote International plc                   12,726,593
                     (diversified companies)

          423,000  Close Brothers Group plc                      5,626,928
                     (financial services)

          460,000  Computacenter plc(1)                          5,473,419
                     (computer software & services)

        2,130,000  Electronics Boutique plc(1)                   3,407,054
                     (retail--general merchandise)

          370,000  Goode Durrant plc                             3,442,310
                     (business services & supplies)

          799,000  Iceland Group Plc                             3,175,551
                     (food & beverage)

          854,000  Jarvis plc                                   10,656,356
                     (construction & property
                     development)

        1,664,000  London Scottish Bank plc                      4,006,072
                     (banking)

        1,101,000  Meggitt plc                                   4,169,161
                     (industrial equipment & machinery)

          334,000  Micro Focus Group plc(1)                      3,039,238
                     (computer software & services)

          302,000  MSB International PLC                         4,966,213
                     (business services & supplies)

Shares                                                          Value
--------------------------------------------------------------------------------

          348,000  Northern Leisure plc                      $   2,945,109
                     (leisure)

          490,250  Parity plc                                    6,841,591
                     (business services & supplies)

          720,237  Robert Walters plc                            6,060,068
                     (business services & supplies)

          269,000  Sage Group plc (The)                          6,498,115
                     (computer software & services)

          621,000  Select Appointments Holdings plc              8,884,171
                     (business services & supplies)

        1,911,700  SkyePharma plc(1)                             2,558,627
                     (pharmaceuticals)

        2,147,000  Taylor Nelson AGB plc                         4,765,893
                     (broadcasting & media)

          412,500  Triad Group PLC                               5,026,054
                     (business services & supplies)

          550,000  WS Atkins plc                                 4,591,787
                     (textiles & apparel)             -------------------------

                                                               122,747,068
                                                      -------------------------

UNITED STATES--0.4%

           99,700  Global TeleSystems Group, Inc.(1)             3,816,641
                     (communications services)        -------------------------

TOTAL COMMON STOCKS & WARRANTS--93.4%                          852,557,206
   (Cost $594,624,921)                                -------------------------

PREFERRED STOCKS

GERMANY--5.9%

            9,000  Friedrich Grohe AG                            3,126,050
                     (machinery & equipment)

            5,500  Hugo Boss AG                                 11,862,745
                     (textiles & apparel)

            7,000  Jil Sander AG                                 2,960,784
                     (textiles & apparel)

           72,000  Marschollek, Lautenschlaeger
                     und Partner AG                             35,697,479
                     (financial services)             -------------------------

TOTAL PREFERRED STOCKS--5.9%                                    53,647,058
   (Cost $22,113,458)                                 -------------------------

TEMPORARY CASH INVESTMENTS-0.7%

    Repurchase  Agreement,  State  Street
       Boston  Corp., 5.48%, due 6/1/98,
       collateralized by $6,370,000 par value
       U.S. Treasury Notes, 5.625%, due 12/31/02
       (Delivery value $6,402,923)                                6,400,000
   (Cost $6,400,000)                                  -------------------------

TOTAL INVESTMENT SECURITIES--100.0%                        $    912,604,264
   (Cost $623,138,379)                                =========================

See Notes to Financial Statements


20   1-800-345-2021


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------
                                                                  (Continued)

MAY 31, 1998 (UNAUDITED)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      Contracts            Settlement                         Unrealized
       to Sell               Date              Value             Gain
--------------------------------------------------------------------------------

    9,633,441  CHF         6/29/98         $ 6,513,474        $ 55,528
   14,403,718  DEM         6/29/98           8,082,042          64,857
   27,546,295  FIM         6/29/98           5,084,476          45,187
   44,894,064  FRF         6/29/98           7,511,618          68,382
    7,738,313  GBP         6/29/98          12,614,000          22,120
  259,354,809  JPY         6/29/98           1,874,642          15,025
    5,192,142  NLG         6/29/98          12,541,622         100,720
    2,806,311  SEK         6/29/98           2,909,781          32,589
                                       ----------------------------------------
                                           $57,131,655        $404,408
                                       ========================================

(Value on Settlement Date $57,536,063)

Forward foreign currency exchange contracts are used by the portfolio management team in an effort to protect foreign investments against declines in foreign currencies. This is also known as hedging. The contracts are called "forward" because they allow your fund to exchange a foreign currency for U.S. dollars at a date in the future -- and at a price (known as the exchange rate) agreed upon when the contract is initially entered into.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
DEM = German Mark
FIM = Finnish Markka
FRF = French Franc
GBP = British Pound
GDR = Global Depositary Receipt
JPY = Japanese Yen
NLG = Netherlands Guilder
SEK = Swedish Krona
(1) Non-income producing.
(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold
to  qualified  institutional   investors.  The  aggregate  value  of  restricted
securities at May 31, 1998, was $16,823,773, which represented 1.8% of net assets.
(3) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or for the six months ended May 31, 1998.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

*    the percentage of total investments in each country

*    a list of each investment

*    the number of shares of each stock

*    the market value of each investment

*    the percent and dollar breakdown of each investment category

See Notes to Financial Statements
                                                      www.americancentury.com 21


Emerging Markets--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 1998(1)
                                        INVESTOR CLASS (INCEPTION 9/30/97)
                                       EMERGING           MSCI EMERGING
                                       MARKETS          MARKETS FREE INDEX

6 MONTHS ...........................    2.41%                 -7.17%

LIFE OF FUND .......................  -15.00%                -25.24%

(1) Returns for periods less than one year are not annualized.

See pages 46 and 47 for information about MSCI Emerging Markets Free and returns.


[mountain chart]
PERFORMANCE OF $10,000 OVER LIFE OF FUND

VALUE ON 5/31/98
Emerging Markets                   $8,500
MSCI EMF Index                     $7,476

             EMERGING MARKETS              EMF
DATE            ACCT VALUE             ACCT VALUE
9/30/97           $10,000               $10,000
10/31/97           $8,480                $8,359
11/30/97           $8,300                $8,054
12/31/97           $8,360                $8,248
1/31/98            $7,800                $7,601
2/28/98            $8,700                $8,395
3/31/98            $9,060                $8,759
4/30/98            $9,400                $8,664
5/31/98            $8,500                $7,476


The chart at left shows the performance of a $10,000 investment in the fund since inception. MSCI Emerging Markets Free is provided for comparison. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Emerging Markets' total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return of the MSCI Emerging Markets Free Index does not.


22   1-800-345-2021


Emerging Markets--Q&A
--------------------------------------------------------------------------------

     An interview with Mark Kopinski and Michael Donnelly, portfolio managers on the Emerging Markets fund team.

HOW DID EMERGING MARKETS PERFORM FOR THE SIX MONTHS ENDED MAY 31, 1998?

     The fund held its own in a very difficult investment environment. Many emerging markets continued to suffer the effects of the economic and currency crises that rocked Southeast Asia in late 1997. As a result, returns have been weak on an absolute basis, but relative to our benchmark and mutual fund peer group, Emerging Markets performed well. The fund posted a 2.41% gain for the six months, versus a decline of 7.17% for its benchmark, the Morgan Stanley Emerging Markets Free Index. According to Lipper Analytical Services, an independent company that ranks mutual funds, the fund was in the top 7% of its peer group of 156 emerging markets funds. Its Lipper peers posted an average return of -6.09%.*

     Emerging Markets' favorable relative performance was driven primarily by good stock selection in markets that had positive momentum. We were able to sidestep a number of "potholes" by focusing on the earnings growth of individual companies, a strategy that moved us away from troubled areas and toward growing companies in countries with healthier, more robust prospects.

WHAT EXPLAINS EMERGING MARKETS' BETTER PERFORMANCE RELATIVE TO ITS BENCHMARK AND PEER GROUP?

     The most significant factor is the fund's relatively low exposure to some countries that are heavily represented in the index, such as Malaysia and Taiwan, which were adversely affected by the collapse of the Asian economies. We wish to stress that although we pay close attention to macro factors, such as a country's economic health and political stability, we select stocks using a bottom-up approach. In other words, investments are made on a stock-by-stock basis, and not solely by country allocation.

     We did stake out a modest position in some companies in Asia when prices were much lower than a year ago. Those investments were concentrated in companies that continue to demonstrate good growth patterns, such as export-oriented companies, or domestic companies that we thought would survive the crisis on the basis of their fundamental stability and operating prospects.

IN WHICH COUNTRIES AND SECTORS HAVE YOU FOUND THE GREATEST GROWTH?

     Worldwide, we found earnings growth in companies in software services, banking and cellular service providers. There is a vast array of fast-growing software companies located in emerging market countries. Many of these are high quality firms that supply first-rate services and are heavily involved in network integration and in solving Year 2000 programming problems. We also had success in banks with strong franchises and expanding product lines. The penetration of sophisticated banking and financial services is occurring in many markets around the globe. Cellular service providers was another group that continued to post much stronger than expected subscriber growth, which is a catalyst for revenue and earnings acceleration. Analysts were repeatedly

*Lipper rankings are based on average annual total returns. Past performance is no guarantee of future results.


[right margin]

PORTFOLIO AT A GLANCE
                                                 5/31/98          11/30/97

NO. OF COMPANIES                                  109               113

MEDIAN MARKET                                    $769              $894
CAPITALIZATION                                  MILLION           MILLION

PORTFOLIO TURNOVER                              143%(1)           36%(2)

EXPENSE RATIO                                  2.00%(3)          2.00%(3)

"Worldwide, we found earnings growth in companies in software services, banking and cellular service providers. There is a vast array of fast-growing software companies located in emerging market countries."

(1)       Six months ended 5/31/98.
(2)       For the period from 9/30/97 to 11/30/97.
(3)       Annualized.

Investment terms are defined in the Glossary on page 47.

                                               www.americancentury.com    23


Emerging Markets--Q&A (continued)
--------------------------------------------------------------------------------

surprised by expanding penetration rates, not only in developed economies but also in the emerging markets where we invest.

WHICH STOCKS CONTRIBUTED THE MOST  TO RETURNS?

     Two of Emerging Market's top performers, Wipro Ltd. and Infosys Technologies, Ltd., are computer software companies based in India. Both companies have strong client relationships in Europe and the United States and are enjoying robust sales of software products that help companies address Year 2000 programming issues. Two primary factors are driving that success. First, costs in India are relatively low, so these companies can offer high-quality products and services at relatively inexpensive prices compared to U.S. or European software companies. Second, because they are located in different time zones than their Western customers, Wipro and Infosys can provide service to European and American companies during their non-business hours. Many of Wipro's and Infosys's largest customers are banks and financial service companies that are updating their computer systems to be Year 2000 compliant. Advances in telecommunication and computer technologies allow for off-site analysis and upgrades of computer code.

     A third Indian company, Pentafour Software, also helped boost returns. Like Wipro and Infosys, Pentafour's profits stem largely from its strong business ties to U.S. companies. Pentafour stands to benefit additionally from its ability to do three-dimensional computer modeling, which is used in the media industry.

     Other top-performing stocks included Hellenic Bottling Company, a Greek bottler of Coca-Cola, fruit juices and mineral water, and Telemig Cellular, a cellular services provider in Southeastern Brazil.

WHICH SECTORS OR STOCKS HURT  PERFORMANCE?

     Securities in the oil sector were weak. Many of these companies are located in Asia and, although we felt earnings would be relatively stable, falling oil prices proved to be a large negative factor. Names such as Medco Energi Corporation in Malaysia and Gulf Indonesia Resources in Indonesia did not provide safe havens for investment, despite relatively positive earnings momentum.

     Utilities outside of Asia also suffered. At the beginning of the period, we were optimistic that Brazil's move toward privatization would bode well for its utility sector, and that the Brazilian government would sell off its utility holdings quickly and profitably to the private sector. Because of the global emerging markets turmoil, the process was set back, and that took many of our Brazilian utilities holdings down substantially.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?

     As we discussed earlier, we were drawn to rapidly growing computer software companies in India and increased holdings there to 8.9% of investments. When the period began, Emerging Markets did not hold any Indian companies. We also found accelerating growth in exporters and financial services in Greece and increased portfolio holdings from 1.9% of investments to 9.6%. In South Africa, banking and financial services demonstrated rapid acceleration, and holdings there rose from 4.7% to 9.2% of investments. Brazil and Greece now represent


[left margin]

TOP TEN HOLDINGS
                                    % OF FUND INVESTMENTS
                                  AS OF               AS OF
                                 5/31/98            11/30/97

MAILLIS                           2.4%                 --
PENTAFOUR SOFTWARE
     & EXPORTS LTD.               2.4%                 --
FOLLI-FOLLIE ABEE                 2.1%                 --
BELL CANADA
     INTERNATIONAL INC.           2.0%                1.1%
SUN BREWING
     LTD. GDR                     1.9%                0.9%
OY HARTWALL AB                    1.8%                1.4%
ELEKTRIM SPOLKA
     AKCYJNA S.A.                 1.8%                 --
MELIA INVERSIONES
     AMERICANAS, N.V.             1.8%                 --
SOUTH AFRICAN
     BREWERIES LTD.               1.8%                 --
PERSETEL Q DATA
     HOLDINGS LTD.                1.8%                 --


TOP FIVE INDUSTRIES
                                    % OF FUND INVESTMENTS
                                  AS OF               AS OF
                                 5/31/98            11/30/97

COMMUNICATIONS
     SERVICES                    13.5%               14.7%
BANKING                          12.3%                5.7%
FOOD & BEVERAGE                  12.0%                8.2%
RETAIL (GENERAL
     MERCHANDISE)                 8.2%                1.7%
ELECTRICAL & ELECTRONIC
     COMPONENTS                   5.7%                2.1%


24   1-800-345-2021


Emerging Markets--Q&A (continued)
--------------------------------------------------------------------------------

Emerging Market's heaviest geographical concentrations. Positions in food and beverage stocks grew from 8.2% of investments to 12%, and retail (general merchandise) stocks moved up from 1.7% to 8.2%. These groups are doing well in a number of markets.

     On the sell side, we reduced Emerging Markets' weighting in countries heavily dependent on oil revenues, such as Mexico. When oil trends down, as it has over the last six months, economic growth slows and company earnings decelerate. As a result, holdings in Mexico dropped from 6.9% to 4.4%, a level significantly lower than that held by our benchmark index.

WHAT IS YOUR OUTLOOK FOR THE WORLD'S EMERGING MARKETS GOING FORWARD?

     We continue to be excited about the opportunities we see in markets across the globe. The long-standing criticism of emerging markets is that their growth is typically limited to banks, breweries and cement companies, but we are finding other growth industries. For example, we've observed that industries demonstrating growth in the U.S. or in other developed countries are often having similar success in emerging markets. As we stated earlier, software service companies, for example, are doing well both here and abroad, as are financial services companies and cellular service providers. Our earnings methodology has pointed us to these and other opportunities that lie outside typical emerging market growth areas. A good example of such a stock is Folli-Follie, a manufacturer of designer jewelry in Greece. The company makes high-quality jewelry that retails from $100 to $2,500. Folli-Follie is enjoying success in the United States, Europe and in Greece, its primary market, and is doing especially well in Japan, where its first-quarter 1998 sales were up 100% over the previous year's first quarter. This is a classic growth stock: The company is doing a great job establishing itself as a brand name, is demonstrating rapid acceleration in earnings and revenues, and we believe it has excellent potential for growth going forward. This is exactly what we're looking for -- and continuing to find -- in a number of emerging markets around the world.


[pie charts]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF MAY 31, 1998
Repurchase Agreements       3.9%
Preferred Stocks            8.2%
Common Stocks & Rights     87.9%

AS OF NOVEMBER 30, 1997
Preferred Stocks            9.8%
Repurchase Agreements      11.0%
Common Stocks & Rights     79.2%

[bar chart]
EMERGING MARKETS' INVESTMENTS BY COUNTRY

                 5/31/98                 11/30/97
Brazil            11.2%                   11.7%
Greece             9.6%                    1.9%
South Africa       9.2%                    4.7%
India              8.9%                    0.0%
Portugal           6.5%                    5.6%
Poland             5.4%                    3.4%
Finland            4.8%                    3.0%
Mexico             4.4%                    6.9%
Turkey             3.9%                    1.7%
Other             36.1%                   61.1%


                                                      www.americancentury.com 25


Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 1998 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

COMMON STOCKS & RIGHTS

ARGENTINA--3.4%

         35,000  IRSA Inversiones y
                   representaciones S.A. Cl B                 $  123,954
                   (real estate)

         10,000  Mirgor S.A. C.I.F.I.A. Cl C                     280,122
                   (automobiles & auto parts)

         50,000  Renault Argentina S.A.                          103,545
                   (automobiles & auto parts)

         49,000  Siderar S.A.I.C. Cl A                           200,987
                   (steel)                           -------------------------

                                                                 708,608
                                                     -------------------------

BRAZIL--3.0%

        750,000  Companhia de Saneamento
                    Basico do Estado de Sao Paulo                127,146
                   (utilities)

        800,000  Light - Servicos de Eletricidade S/A            281,678
                   (utilities)

      2,000,000  Telecomunicacoes Brasileiras S.A.               168,659
                   (communications services)

            500  Telecomunicacoes
                   Brasileiras S.A. ADR                           53,313
                  (communications services)          -------------------------

                                                                 630,796
                                                     -------------------------

CANADA--2.2%

         16,500  Bell Canada International Inc.(1)               423,844
                   (communications services)

         29,297  Sedna Geotech, Inc.(1)                           22,130
                   (metals & mining)                 -------------------------

                                                                 445,974
                                                     -------------------------

CHILE--1.2%

         10,000  Compania Cervecerias
                   Unidas S.A. ADR                               240,938
                   (food & beverage)                 -------------------------

CROATIA--1.4%

         18,000  Pliva d.d. GDR                                  296,100
                   (pharmaceuticals)                 -------------------------



CZECH REPUBLIC--2.6%

          1,246  Cokoladovny a.s.(1)                             220,654
                   (food & beverage)

          1,509  Prazska Energetika a.s.(1)                       86,792
                   (utilities)

            800  SPT Telecom a.s.(1)                             102,682
                   (communications services)

          1,668  Stredoceska Energetika a.s.(1)                   71,701
                   (utilities)

          1,405  Vychodoceska Energetika (VCE)(1)                 57,546
                   (utilities)                       -------------------------

                                                                 539,375
                                                     -------------------------


Shares                                                          Value
--------------------------------------------------------------------------------

FINLAND--4.8%

         20,000  Elcoteq Network Corp. Cl A                   $  254,350
                   (electrical & electronic
                   components)

          7,000  Nokian Renkaat Oyj                              352,219
                   (rubber & plastics)

         13,000  OY Hartwall AB                                  377,378
                   (food & beverage)                 -------------------------

                                                                 983,947
                                                     -------------------------

GREECE--9.6%

          2,000  Alpha Credit Bank                               208,540
                   (banking)

         10,000  Chipita International S.A.                      288,591
                   (food & beverage)

          3,000  Ergo Bank S.A.                                  272,423
                   (banking)

         14,000  Folli-Follie Abee(1)                            445,348
                   (retail-general merchandise)

          8,900  Hellenic Telecommunication
                   Organization SA (OTE)                         261,224
                   (communications services)

         23,000  Maillis                                         504,985
                    (retail-general merchandise)     -------------------------

                                                               1,981,111
                                                     -------------------------

HONG KONG--1.5%

        250,000  Cafe De Coral Holdings                           77,429
                   (food & beverage)

          7,000  Peak International Ltd.(1)                      112,219
                   (packaging & containers)

        305,000  Qingling Motors Company                         120,048
                   (automobiles & auto parts)        -------------------------

                                                                 309,696
                                                     -------------------------

HUNGARY--1.8%

          6,000  Magyar Tavkozlesi Rt. ADR(1)                    168,000
                   (communications services)

          4,000  Mezogazdasagi Gepgyarto
                   Reszvenytarsasag(1)                            89,759
                   (automobiles & auto parts)

          4,500  MOL Magyar Olaj-es Gazipari Rt.                 102,978
                   (energy-services)                 -------------------------

                                                                 360,737
                                                     -------------------------

INDIA--8.9%

         36,000  Corporation Bank(1)                             101,215
                   (banking)

          8,000  Hero Honda Motors Ltd.                          207,827
                   (leisure)

          5,000  Infosys Technologies Ltd.                       292,407
                   (electrical & electronic
                   components)

         20,000  Larsen & Toubro Ltd.                            122,785
                   (diversified companies)

         11,000  Nicholas Piramal Limited                        109,604
                   (pharmaceuticals)


See Notes to Financial Statements


26   1-800-345-2021


Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------
                                                                  (Continued)

MAY 31, 1998 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

         20,000  Pentafour Software & Exports Ltd.            $  502,041
                   (computer software & services)

          9,000  Ranbaxy Laboratories Ltd.                       126,681
                   (pharmaceuticals)

         10,000  SmithKline Beecham Consumer
                   Healthcare Ltd.                              104,082
                   (pharmaceuticals)

          6,450  Wipro Limited                                   284,907
                   (computer peripherals)           -------------------------

                                                               1,851,549
                                                     -------------------------

INDONESIA--0.7%

        900,000  PT Indah Kiat Pulp & Paper
                   Corporation Tbk                               147,345
                   (paper & forest products)         -------------------------

ISRAEL--1.7%

         75,000  Bank Hapoalim Ltd.                              230,501
                   (banking)

         15,000  Oshap Technologies, Ltd.(1)                     125,156
                   (computer software & services)    -------------------------

                                                                 355,657
                                                     -------------------------

LATVIA--0.5%

         25,000  Latvijas Unibanka GDR                           106,875
                   (banking)                         --------------------------

MALAYSIA--0.6%

        165,000  Puncak Niaga Holding Berhad(1)                  131,561
                   (construction & property          ---------------------------
                   development)

MEXICO--4.4%

         45,000  ARA, S.A. de C.V.(1)                            179,460
                   (construction & property
                   development)

        409,137  Biper, S.A. de C.V. Series B(1)                 190,975
                   (communications services)

         21,000  Cemex SA de CV Cl B(1)                          103,019
                   (building & home improvements)

         35,000  Cemex SA de CV Cl B Rights(1)                       365
                   (building & home improvements)

          6,000  Coca-Cola FEMSA, S.A.
                   de C.V. ADR(1)                                102,000
                   (food & beverage)

         55,000  Corporacion Interamericana de
                   Entretenimiento S.A. Cl B(1)                  185,691
                   (leisure)

          4,533  Corporacion Interamericana de
                   Entretenimiento S.A. Cl L(1)                   14,277
                   (leisure)

          4,000  Fomento Economico Mexica UBD                    132,737
                   (food & beverage)                 -------------------------

                                                                 908,524
                                                     -------------------------

PERU--1.2%

        160,993  Cementos Norte Pacasmayo S.A.                   257,836
                   (construction & property          --------------------------
                    development)

Shares                                                          Value
--------------------------------------------------------------------------------

PHILIPPINES--3.0%

      1,300,000  International Container Terminal
                   Services, Inc.(1)                          $  186,189
                  (transportation)

         10,000  Philippine Long Distance
                   Telephone Company ADR                         253,750
                  (communications services)

        360,000  Security Bank Corp.(1)                          177,238
                   (banking)                         -------------------------

                                                                 617,177
                                                     -------------------------

POLAND--5.4%

         23,000  Bank Ochrony Srodowiska S.A.                    275,394
                   (banking)

         28,400  Elektrim Spolka Akcyjna S.A.                    373,406
                   (electrical & electronic
                   components)

         12,000  Kredyt Bank S.A. GDR
                   (Aquired 12/11/97-1/28/98,
                   Cost $144,393)(1)(2)                          204,600
                   (banking)

         23,000  Softbank S.A. GDR(1)                            258,750
                   (electrical & electronic           -------------------------

components)

                                                               1,112,150
 .                                                     -------------------------

PORTUGAL--6.5%

          6,750  Banco Espirito Santo e
                   Comercial de Lisboa, SA                       237,265
                   (banking)

          6,000  Banco Espirito Santo e
                   Comercial de Lisboa, SA Rights(1)              42,180
                   (banking)

          8,000  Cimpor-Cimentos de Portugal,
                   SGPS, SA                                      305,960
                   (building & home improvements)

         10,000  EDP-Electricidade de Portugal, S.A.             262,438
                   (utilities)

          8,000  Espirito Santo Financial
                   Holding S.A. ADR                              203,500
                  (banking)

          1,700  Telecel-Comunicacaoes
                   Pessoais, SA(1)                               297,430
                  (communications services)          -------------------------

                                                               1,348,773
                                                     -------------------------

RUSSIAN FEDERATION--3.9%

         29,000  SUN Brewing Ltd. GDR(1)                         385,042
                   (food & beverage)

         10,000  Unified Energy Systems GDR(1)                   178,750
                   (energy-services)

          5,000  Vimpel-Communications ADR(1)                    242,188
                   (communications services)         -------------------------

                                                                 805,980
                                                     -------------------------

See Notes to Financial Statements

                                                      www.americancentury.com 27


Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------
                                                                  (Continued)

MAY 31, 1998 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

SOUTH AFRICA--9.2%

          7,000  Ellerine Holdings Limited                    $   59,878
                   (retail-general merchandise)

          8,000  Fedsure Holdings Limited                        123,208
                   (insurance)

         68,000  Foschini Limited(1)                             250,606
                   (retail-general merchandise)

          2,000  Investec Holdings Limited                        93,570
                   (financial services)

          4,000  Liberty Life Association of Africa Ltd.         110,949
                   (insurance)

          3,000  Nedcor Limited                                   80,303
                   (banking)

         35,000  Persetel Q Data Holdings Ltd.                   366,599
                   (computer software & services)

         26,000  Primedia Limited Cl N                           206,769
                   (broadcasting & media)

         55,000  Real Africa Holdings Limited(1)                 248,569
                   (insurance)

         13,000  South African Breweries Ltd.                    366,638
                   (food & beverage)                 -------------------------

                                                               1,907,089
                                                     -------------------------

SOUTH KOREA--0.4%

          8,000  Korea Electric Power Corp.                       80,142
                   (utilities)                       --------------------------

SPAIN--1.8%

          7,700  Melia Inversiones Americanas, N.V.(1)           371,115
                   (hotels)                          --------------------------

SRI LANKA--1.4%

         30,000  John Keells Holdings Ltd.                       115,500
                   (food & beverage)

        189,700  Maskeliya Plantation Ltd.(1)                    180,945
                   (food & beverage)                 -------------------------

                                                                 296,445
                                                     -------------------------

TAIWAN (PEOPLE'S REPUBLIC OF CHINA)--1.2%

         14,000  Asustek Computer Inc.(1)                        257,250
                   (computer peripherals)            -------------------------

THAILAND--1.1%

         35,000  Compass East Industry Public
                   Company Limited                               232,236
                  (retail-general merchandise)       -------------------------



TUNISIA--0.6%

         10,000  Banque Internationale Arabe
                   Tunisie GDR(1)                                116,500
                   (banking)                         --------------------------

TURKEY--3.9%

      3,200,000  Akbank T.A.S.                                    94,147
                   (banking)

      2,800,000  Aksigorta A.S.                                  170,718
                   (insurance)

        200,000  Carsi Buyuk Magazacilik A.S.                    106,457
                   (retail-general merchandise)

Shares                                                          Value
--------------------------------------------------------------------------------

      2,500,000  Dogan Sirketler Grubu
                   Holding A.S.(1)                            $  147,588
                  (printing & publishing)

      2,884,500  Turkiye Is Bankasi(1)                           117,247
                   (banking)

      1,923,000  Turkiye Is Bankasi Cl C                          78,165
                   (banking)

      2,370,000  Yapi Kredi Yatirim Ortaligi A.S.(1)              45,873
                   (financial services)

      3,000,000  Yapi ve Kredi Bankasi A.S.                       58,067
                   (financial services)              -------------------------

                                                                 818,262
                                                     -------------------------

TOTAL COMMON STOCKS & RIGHTS--87.9%                           18,219,748
   (Cost $17,368,716)                                -------------------------


PREFERRED STOCKS

BRAZIL--8.2%

     10,000,000  Banco Bradesco S.A.                              81,721
                   (financial services)

        350,000  Banco Itau S.A.                                 208,436
                   (banking)

      3,671,310  Cia Energetica de Minas Gerais                  121,287
                   (utilities)

        400,000  Companhia de Tecidos
                    Norte de Minas                                67,811
                   (textiles & apparel)

         12,000  Globex Utilidades S.A.                           93,893
                   (retail-general merchandise)

       700,000  Petroleo Brasileiro S/A                          135,101
                   (energy-production & marketing)

      2,750,000  Telecomunicacoes de Minas Gerais                277,331
                   (communications services)

      2,800,000  Telecomunicacoes do
                    Rio de Janeiro S.A.                          233,688
                   (communications services)

        460,000  Telecomunicacoes de Sao Paulo S.A.               98,379
                   (communications services)

      2,750,000  Telemig Celular S.A. Cl C (1)                   129,341
                   (communications equipment)

      2,300,000  Telerj Celular S.A. Cl B (1)                    167,963
                   (communications equipment)

        900,000  Telesp Celular S.A. Cl B(1)                      82,938
                   (communications equipment)        -------------------------

TOTAL PREFERRED STOCKS--8.2%                                   1,697,889
   (Cost $1,167,318)                                 -------------------------

See Notes to Financial Statements


28   1-800-345-2021


Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------
                                                                  (Continued)

MAY 31, 1998 (UNAUDITED)


Shares                                                          Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS--3.9%

    Repurchase Agreement, State Street Bank
      & Trust Co., 5.48%, due 6/1/98, collateralized
      by $800,000 par value U.S. Treasury
      Notes, 5.625%, due 12/31/02
     (Delivery value $800,365)                             $     800,000
   (Cost $800,000)                                   -------------------------

TOTAL INVESTMENT SECURITIES--100.0%                          $20,717,637
   (Cost $19,336,034)                                =========================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
GDR = Global Depositary Receipt
(1) Non-income producing.
(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 1998 was $204,600 which represented 0.9% of net assets.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

*    the percentage of total investments in each country

*    a list of each investment

*    the number of shares of each stock

*    the market value of each investment

*    the percent and dollar breakdown of each investment category

See Notes to Financial Statements

                                                      www.americancentury.com 29


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                       INTERNATIONAL   INTERNATIONAL      EMERGING
                                                                           GROWTH        DISCOVERY        MARKETS

MAY 31, 1998 (UNAUDITED)

ASSETS
Investment securities, at value (identified cost of $1,833,064,370,
  $623,138,379 and $19,336,034, respectively) (Note 3) ............  $2,454,994,159    $912,604,264      $20,717,637

Foreign currency holdings, at value (identified cost
  of $0, $3,078,005, and $555,219, respectively) ..................            --         3,048,323          551,980

Cash ..............................................................       1,204,945         868,371          111,377

Receivable for forward foreign currency exchange contracts ........       1,173,591         404,408             --

Receivable for investments sold ...................................      14,312,145      18,029,311          882,361

Receivable for capital shares sold ................................      16,738,201            --               --

Dividends and interest receivable .................................       9,704,087       1,526,707          113,910
                                                                      -------------     -----------       ----------
                                                                      2,498,127,128     936,481,384       22,377,265
                                                                      -------------     -----------       ----------

LIABILITIES

Disbursements in excess of demand deposit cash ....................       1,178,733         526,029             --

Payable for investments purchased .................................      52,686,924      23,835,591          767,610

Payable for capital shares redeemed ...............................      14,890,096         178,065             --

Accrued management fees (Note 2) ..................................       2,650,914       1,187,446           40,075

Distribution fees payable (Note 2) ................................           2,974               2             --

Service fees payable (Note 2) .....................................           2,974               2             --

Other liabilities .................................................           2,775             707               20
                                                                      -------------     -----------       ----------
                                                                         71,415,390      25,727,842          807,705
                                                                      -------------     -----------       ----------

Net Assets ........................................................  $2,426,711,738  $  910,753,542   $   21,569,560
                                                                     ==============  ==============   ==============

NET ASSETS CONSIST OF:

Capital (par value and paid in surplus) ...........................  $1,758,786,953  $  607,660,834   $   22,513,267

Undistributed net investment income (loss) ........................       7,450,223        (606,003)          29,138

Accumulated undistributed net realized gain (loss) from
investments and foreign currency transactions .....................      37,403,660      14,421,350       (2,169,599)

Net unrealized appreciation on investments and translation
  of assets and liabilities in foreign currencies (Note 3) ........     623,070,902     289,277,361        1,196,754
                                                                      -------------     -----------       ----------

                                                                     $2,426,711,738  $  910,753,542   $   21,569,560
                                                                     ==============  ==============   ==============

Investor Class, $0.01 Par Value

Net assets ........................................................  $2,387,496,813  $  848,554,430   $   21,569,560

Shares outstanding ................................................     234,236,583      78,682,502        5,070,418

Net asset value per share .........................................  $        10.19  $        10.78   $         4.25

Advisor Class, $0.01 Par Value

Net assets ........................................................  $   14,912,540  $       10,719              N/A

Shares outstanding ................................................       1,464,535             994              N/A

Net asset value per share .........................................  $        10.18  $        10.78              N/A

Institutional Class, $0.01 Par Value

Net assets ........................................................  $   24,302,385  $   62,188,393              N/A

Shares outstanding ................................................       2,381,464       5,766,193              N/A

Net asset value per share .........................................  $        10.20  $        10.79              N/A

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments not yet paid to shareholders or net losses from investments (known as realized gains or losses), and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


30   1-800-345-2021


Statements of Operations
--------------------------------------------------------------------------------

                                                                 INTERNATIONAL    INTERNATIONAL      EMERGING
                                                                     GROWTH         DISCOVERY        MARKETS

FOR THE SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

INVESTMENT INCOME (LOSS)

Income:
Dividends (net of foreign taxes withheld of
  $2,893,442, $726,903, and $30,713, respectively) ............  $  18,966,297   $   4,915,748   $     205,180

Interest ......................................................      2,290,040         462,780          16,076
                                                                    ----------       ---------         -------
                                                                    21,256,337       5,378,528         221,256
                                                                    ----------       ---------         -------

Expenses (Note 2):

Management fees ...............................................     13,710,211       5,893,431         192,020

Distribution fees -- Advisor Class ............................         14,204               2            --

Service fees -- Advisor Class .................................         14,204               2            --

Directors' fees and expenses ..................................         10,780           3,746              98
                                                                    ----------       ---------         -------

                                                                    13,749,399       5,897,181         192,118
                                                                    ----------       ---------         -------

Net investment income (loss) ..................................      7,506,938        (518,653)         29,138
                                                                    ----------       ---------         -------


REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

Net realized gain (loss) on:

Investments ...................................................     81,526,308      27,176,527        (938,311)

Foreign currency transactions .................................    (26,085,585)     (7,536,863)       (483,718)
                                                                    ----------       ---------         -------

                                                                    55,440,723      19,639,664      (1,422,029)
                                                                    ----------       ---------         -------

Change in net unrealized appreciation (depreciation) on:

Investments ...................................................    461,177,043     197,001,956       2,348,634

Translation of assets and liabilities in foreign currencies ...     (6,722,544)     (2,827,968)       (153,190)
                                                                    ----------       ---------         -------

                                                                   454,454,499     194,173,988       2,195,444
                                                                   -----------     -----------       ---------


Net realized and unrealized gain
  on investments and foreign currency .........................    509,895,222     213,813,652         773,415
                                                                   -----------     -----------         -------


Net Increase in Net Assets Resulting from Operations ..........  $ 517,402,160   $ 213,294,999   $     802,553
                                                                 =============   =============   =============


--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks out how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses.

It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned by investments (dividends and interest)

* management fees and expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                                      www.americancentury.com 31


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED) AND THE YEAR ENDED NOVEMBER 30, 1997

                                      INTERNATIONAL GROWTH             INTERNATIONAL DISCOVERY               EMERGING MARKETS
                                     1998             1997              1998            1997              1998           1997(1)
Increase in Net Assets

OPERATIONS

Net investment
  income (loss) .............. $     7,506,938  $       468,044  $      (518,653) $    (2,060,141) $        29,138  $       (12,297)

Net realized gain
  (loss) on investments
  and foreign currency
  transactions ...............      55,440,723      229,010,260       19,639,664       32,550,517       (1,422,029)        (758,197)

Change in net unrealized
  appreciation (depreciation)
  on investments and
  translation of assets
  and liabilities
  in foreign currencies ......     454,454,499       18,520,872      194,173,988       47,358,619        2,195,444         (998,690)
                                   -----------       ----------      -----------       ----------        ---------         --------

Net increase (decrease)
  in net assets
  resulting from
  operations .................     517,402,160      247,999,176      213,294,999       77,848,995          802,553       (1,769,184)
                                   -----------      -----------      -----------       ----------          -------       ----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

  Investor Class .............      (5,226,555)          (5,636)      (1,491,375)        (862,734)            --               --
  Advisor Class ..............          (5,388)            --               --               --               --               --
  Institutional Class ........         (57,980)            --               --               --               --               --

From net realized gains
  on investment
  transactions:

  Investor Class .............    (237,084,033)    (140,384,782)     (33,708,327)     (16,063,439)            --               --
  Advisor Class ..............      (1,325,086)        (405,850)            --               --               --               --
  Institutional Class ........      (2,488,279)            --               --               --               --               --
                                   -----------      -----------      -----------       ----------          -------       ----------

Decrease in net
  assets from distributions ..    (246,187,321)    (140,796,268)     (35,199,702)     (16,926,173)            --               --
                                   -----------      -----------      -----------       ----------          -------       ----------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net
  assets from
  capital share
  transactions ...............     398,922,550      302,960,946      106,331,645      188,275,387        8,937,492       13,598,699
                                   -----------      -----------      -----------      -----------        ---------       ----------

Net increase
  in net assets ..............     670,137,389      410,163,854      284,426,942      249,198,209        9,740,045       11,829,515


NET ASSETS

Beginning of period ..........   1,756,574,349    1,346,410,495      626,326,600      377,128,391       11,829,515             --
                                 -------------    -------------      -----------      -----------       ----------       ----------

End of period ................ $ 2,426,711,738  $ 1,756,574,349  $   910,753,542  $   626,326,600  $    21,569,560  $    11,829,515
                               ===============  ===============  ===============  ===============  ===============  ===============

Undistributed net
investment income (loss) ..... $     7,450,233  $     5,233,208  $      (606,003) $     1,404,025  $        29,138             --
                               ===============  ===============  ===============  ===============  ===============  ===============

(1) September 30, 1997 (inception) through November 30, 1997.

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF CHANGES IN NET ASSETS--This statement shows how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

*    distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestment of distributions and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


32   1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century World Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management company. Three series of funds are currently issued as American Century--Twentieth Century International Growth Fund (International Growth), American Century--Twentieth Century International Discovery Fund (International Discovery), and American Century--Twentieth Century Emerging Markets Fund (Emerging Markets) (the Funds). The Funds' investment objective is to seek capital growth by investing primarily in equity securities. International Growth seeks to achieve its investment objective by investing in securities of issuers in developed markets. International Discovery seeks to achieve its investment objective by investing in issuers having comparatively smaller market capitalizations. Emerging Markets seeks to achieve its investment objective by investing in issuers in emerging market countries. Each Fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class and Institutional Class for International Discovery commenced on April 28, 1998 and January 2, 1998, respectively. Sale of the Advisor Class and Institutional Class for Emerging Markets had not commenced as of May 31, 1998. The following significant accounting policies, related to all classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of investment securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of investment securities and other assets and liabilities resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover their obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE  AGREEMENTS  -- The Funds may enter into  repurchase  agreements
with  institutions  that  the  Funds'  investment   advisor,   American  Century
Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to


                                                   www.americancentury.com   33


Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

MAY 31, 1998 (UNAUDITED)

criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities, purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Funds under each repurchase agreement.

     INCOME TAX STATUS -- It is the policy of the Funds to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     At November 30, 1997, Emerging Markets had accumulated net realized capital loss carryovers for federal income tax purposes of $591,349 (expiring in 2005) which may be used to offset future taxable gains.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into Management Agreements with ACIM that provide each Fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreements provide that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's average daily closing net assets during the previous month.

   The annual management fee for each class of International Growth is as follows:

                              INVESTOR       ADVISOR     INSTITUTIONAL
                               CLASS          CLASS          CLASS
AVERAGE NET ASSETS
First $1 billion .............  1.50%         1.25%          1.30%
Of the next $1 billion .......  1.20%         0.95%          1.00%
Over $2 billion ..............  1.10%         0.85%          0.90%

   The annual management fee for each class of International Discovery is as follows:

                              INVESTOR       ADVISOR     INSTITUTIONAL
                               CLASS          CLASS          CLASS
AVERAGE NET ASSETS
First $500 million ........... 1.75%          1.50%          1.55%
Of the next $500 million ..... 1.40%          1.15%          1.20%
Over $1 billion .............. 1.20%          0.95%          1.00%


34   1-800-345-2021


Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

MAY 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

   The annual management fee for the Investor Class of Emerging Markets is as follows:

                                                              INVESTOR CLASS
AVERAGE NET ASSETS
First $500 million ............................................    2.00%
Of the next $500 million ......................................    1.50%
Over $1 billion ...............................................    1.25%

     The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Plan during the period ended May 31, 1998, were $28,408 and $4 for International Growth and International Discovery, respectively.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

   Investment transactions, excluding short-term investments, for the six months ended May 31, 1998, were as follows:

                             INTERNATIONAL    INTERNATIONAL    EMERGING
                                GROWTH          DISCOVERY      MARKETS

Purchases ................  $2,026,436,229    $711,484,059    $32,883,077

Proceeds From Sales ......  $1,880,814,861    $616,910,777    $25,992,419

    On May 31, 1998, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                             INTERNATIONAL     INTERNATIONAL     EMERGING
                                GROWTH           DISCOVERY       MARKETS

Appreciation .............  $  637,790,549     $296,863,328    $ 2,336,358
Depreciation .............     (33,662,139)     (13,219,652)    (1,291,563)
                          -----------------------------------------------------
Net ......................  $  604,128,410     $283,643,676    $ 1,044,795
                          =====================================================
Federal Tax Cost .........  $1,850,865,749     $628,960,588    $19,672,842
                          =====================================================


                                                 www.americancentury.com   35


Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

MAY 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the Funds were as follows:

                                    INTERNATIONAL GROWTH             INTERNATIONAL DISCOVERY         EMERGING MARKETS
                                   SHARES           AMOUNT            SHARES         AMOUNT       SHARES         AMOUNT

INVESTOR CLASS
Authorized shares ...............400,000,000                      100,000,000                    50,000,000
                                 ===========                      ===========                    ==========

Six months ended May 31, 1998

Sold ............................131,920,692    $1,221,036,075     16,797,468     $160,399,970    6,752,783    $ 28,226,286

Issued in reinvestment
  of distributions .............. 29,658,365       237,075,589      4,246,933       33,877,525            -              -

Redeemed .......................(114,847,558)   (1,066,202,708)   (15,708,400)    (141,548,602)  (4,533,507)    (19,288,794)
                                ------------    --------------    -----------     ------------   ----------     -----------

Net increase .................... 46,731,499     $ 391,908,956      5,336,001     $ 52,728,893    2,219,276    $  8,937,492
                                  ==========     =============      =========     ============    =========    ============


Year ended November 30, 1997(1)

Sold ............................139,809,145    $1,274,757,814     39,820,482     $327,139,130    3,580,134    $ 16,726,066

Issued in reinvestment
  of distributions .............. 17,809,533       137,887,292      2,369,407       16,757,464            -              -

Redeemed .......................(123,985,637)   (1,133,838,821)   (18,446,269)    (155,621,207)    (728,992)     (3,127,367)
                                ------------    --------------    -----------     ------------     --------      ----------

Net increase .................... 33,633,041     $ 278,806,285     23,743,620     $188,275,387    2,851,142    $ 13,598,699
                                  ==========     =============     ==========     ============    =========    ============

ADVISOR CLASS

Authorized shares ............... 170,000,000                      42,000,000
                                  ===========                      ==========

Period ended May 31, 1998(2)

Sold ............................     496,003       $4,715,742            994          $10,048

Issued in reinvestment
  of distributions ..............     166,517        1,330,469              -                -

Redeemed ........................    (188,566)      (1,687,771)             -                -
                                     ---------      -----------    ----------      -----------

Net increase ....................     473,954       $4,358,440            994          $10,048
                                      =======       ==========            ===          =======


Year ended November 30, 1997

Sold ............................    1,008,880      $9,379,963

Issued in reinvestment
  of distributions ..............       52,435         405,850

Redeemed ........................     (506,709)     (4,696,551)
                                      --------      ----------

Net increase ....................      554,606      $5,089,262
                                       =======      ==========

INSTITUTIONAL CLASS

Authorized shares ...............   60,000,000                     16,000,000
                                    ==========                     ==========


Period ended May 31, 1998(3)

Sold ............................    1,762,423     $16,324,256      5,951,525      $55,573,193

Issued in reinvestment
  of distributions ..............      318,681       2,546,259              -                -

Redeemed ........................   (1,743,293)    (16,215,361)       (185,332)     (1,980,489)
                                    ----------     -----------        --------      ----------

Net increase ....................      337,811     $ 2,655,154       5,766,193     $53,592,704
                                       =======     ===========       =========     ===========

Period November 30, 1997(4)

Sold ............................    2,043,653     $19,065,399
                                     =========     ===========

(1)  September  30, 1997  (inception)  through  November  30, 1997 for  Emerging
     Markets.

(2)  December 1, 1997  through May 31, 1998 for  International  Growth and April
     28, 1998  (commencement  of sale)  through  May 31, 1998 for  International
     Discovery.

(3)  December 1, 1997 through May 31, 1998 for International  Growth and January
     2, 1998  (commencement  of sale)  through  May 31,  1998 for  International
     Discovery.

(4)  November 20, 1997 (commencement of sale) through November 30, 1998.


36   1-800-345-2021


Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

MAY 31, 1998 (UNAUDITED)

5. AFFILIATED COMPANY TRANSACTIONS

   A summary of transactions for each issuer which is or was an affiliate at or during the six months ended May 31, 1998, follows:

                                   SHARE BALANCE     PURCHASE      SALES     REALIZED            MAY 31, 1998
FUND/ISSUER                        NOV. 30, 1997       COST         COST       LOSS      SHARE BALANCE   MARKET VALUE

INTERNATIONAL DISCOVERY

Oshap Technologies, Ltd.(1)           610,000        $323,421     $43,700   $(11,635)       636,200        $5,308,294
                                                  ======================================                ===============

(1) Security did not produce income during the period.

                                                www.americancentury.com   37


International Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                                  Investor Class
                                           1998(1)            1997             1996             1995          1994          1993

PER-SHARE DATA

Net Asset Value,
Beginning of Period ................. $      9.22      $      8.73      $      7.51      $      7.47   $      7.34   $      5.79
                                      -----------      -----------      -----------      -----------   -----------   -----------
Income From Investment Operations

  Net Investment Income (Loss) ......        0.03(2)          --              (0.01)(2)         0.01         (0.04)        (0.04)

  Net Realized and Unrealized Gain
  on Investment Transactions ........        2.25             1.41             1.24             0.40          0.57          1.78
                                      -----------      -----------      -----------      -----------   -----------   -----------

  Total From Investment Operations ..        2.28             1.41             1.23             0.41          0.53          1.74
                                      -----------      -----------      -----------      -----------   -----------   -----------

Distributions

  From Net Investment Income ........       (0.03)            --              (0.01)            --            --           (0.04)

  In Excess of Net
    Investment Income ...............        --               --               --               --            --           (0.15)

  From Net Realized Gains
  on Investment Transactions ........       (1.28)           (0.92)            --              (0.37)        (0.40)         --
                                      -----------      -----------      -----------      -----------   -----------   -----------

  Total Distributions ...............       (1.31)           (0.92)           (0.01)           (0.37)        (0.40)        (0.19)
                                      -----------      -----------      -----------      -----------   -----------   -----------

Net Asset Value, End of Period ...... $     10.19      $      9.22      $      8.73      $      7.51   $      7.47   $      7.34
                                      ===========      ===========      ===========      ===========   ===========   ===========

  Total Return(3) ...................       28.60%           18.12%           16.35%            5.93%         7.28%        31.04%


RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...............        1.35%(4)         1.38%(5)         1.65%(5)         1.77%         1.84%         1.90%

Ratio of Net Investment
Income (Loss) to
Average Net Assets ..................        0.72%(4)         0.04%           (0.07)%           0.25%        (0.53)%       (0.34)%

Portfolio Turnover Rate .............          94%             163%             158%             169%          242%          255%

Average Commission Paid
per Share
of Equity Security Traded ........... $    0.0137      $    0.0069      $    0.0195      $    0.0020         --(6)         --(6)

Net Assets, End of Period
(in thousands) ...................... $ 2,387,497      $ 1,728,617      $ 1,342,608      $ 1,210,442   $ 1,316,642   $   759,238

(1) Six months ended May 31, 1998 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.56% and 1.76% for the years ended November 30, 1997 and November 30, 1996, respectively.

(6) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended November 30, 1995.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This page itemizes what contributed to the class's change in share price during the period, and compares this to changes over the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:
*  share price at the beginning of the period
*  portfolio income and capital gains or losses
*  distributions of income and capital gains paid to shareholders
*  share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions
* expense ratio--operating expenses, expressed as a percentage of average net assets
* net income ratio--investment income as a percentage of average net assets
* portfolio turnover--the percentage of the portfolio that was replaced

See Notes to Financial Statements


38   1-800-345-2021

International Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                                     Advisor Class
                                                                      1998(1)            1997          1996(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ............................ $       9.20      $       8.72   $       8.41
                                                                  ------------      ------------   ------------

Income From Investment Operations

  Net Investment Gain (Loss) ....................................         0.02(3)          (0.03)         (0.01)(3)

  Net Realized and Unrealized Gain on Investment Transactions ...         2.25              1.43           0.32
                                                                  ------------      ------------   ------------

  Total From Investment Operations ..............................         2.27              1.40           0.31
                                                                  ------------      ------------   ------------

Distributions

  From Net Investment Income ....................................        (0.01)             --             --

  From Net Realized Gains on Investment Transactions ............        (1.28)            (0.92)          --
                                                                  ------------      ------------   ------------

  Total Distributions ...........................................        (1.29)            (0.92)          --
                                                                  ------------      ------------   ------------

Net Asset Value, End of Period .................................. $      10.18      $       9.20   $       8.72
                                                                  ============      ============   ============


  Total Return(4) ...............................................        28.44%            17.97%          3.69%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...............         1.60%(5)          1.63%          1.67%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets .....         0.47%(5)         (0.21)%       (0.76)%(5)

Portfolio Turnover Rate .........................................           94%              163%           158%

Average Commission Paid per Share of Equity Security Traded ..... $     0.0137      $     0.0069   $     0.0195

Net Assets, End of Period (in thousands) ........................ $     14,913      $      9,111   $      3,803

(1)  Six months ended May 31, 1998 (unaudited).

(2)  October 2, 1996 (commencement of sale) through November 30, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements


                                                   www.americancentury.com   39


International Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED AS INDICATED

                                                                               Institutional Class
                                                                            1998(1)           1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ................................... $       9.22      $       9.26
                                                                         ------------      ------------
Income From Investment Operations

  Net Investment Income ................................................         0.04(3)           --

  Net Realized and Unrealized Gain (Loss) on Investment Transactions ...         2.25             (0.04)
                                                                         ------------      ------------

  Total From Investment Operations .....................................         2.29             (0.04)
                                                                         ------------      ------------

Distributions

  From Net Investment Income ...........................................        (0.03)             --

  From Net Realized Gains on Investment Transactions ...................        (1.28)             --
                                                                         ------------      ------------

  Total Distributions ..................................................        (1.31)             --
                                                                         ------------      ------------

Net Asset Value, End of Period ......................................... $      10.20      $       9.22
                                                                         ============      ============

  Total Return(4) ......................................................        28.75%            (0.43)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ......................         1.15%(5)          1.18%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets ............         0.92%(5)        (0.53)%(5)

Portfolio Turnover Rate ................................................           94%              163%

Average Commission Paid per Share of Equity Security Traded ............ $     0.0137      $     0.0069

Net Assets, End of Period (in thousands) ............................... $     24,302      $     18,846

(1)  Six months ended May 31, 1998 (unaudited).

(2)  November 20, 1997 (commencement of sale) through November 30, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements


40   1-800-345-2021


International Discovery--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                              Investor Class
                                                 1998(1)             1997            1996             1995       1994(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ....... $      8.54      $      7.60      $      5.70      $      5.39  $      5.00
                                             -----------      -----------      -----------      -----------  -----------

Income From Investment Operations

  Net Investment Income (Loss) .............       (0.01)(3)        (0.03)           (0.02)(3)         0.03        (0.02)

  Net Realized and Unrealized Gain
  on Investment Transactions ...............        2.74             1.31             1.95             0.28         0.41
                                             -----------      -----------      -----------      -----------  -----------

  Total From Investment Operations .........        2.73             1.28             1.93             0.31         0.39
                                             -----------      -----------      -----------      -----------  -----------

Distributions

  From Net Investment Income ...............       (0.02)           (0.02)           (0.01)            --           --

  In Excess of Net Realized Gains ..........        --               --              (0.02)            --           --

  From Net Realized Gains
  on Investment Transactions ...............       (0.47)           (0.32)            --               --           --
                                             -----------      -----------      -----------      -----------  -----------

  Total Distributions ......................       (0.49)           (0.34)           (0.03)            --           --
                                             -----------      -----------      -----------      -----------  -----------

Net Asset Value, End of Period ............. $     10.78      $      8.54      $      7.60      $      5.70  $      5.39
                                             ===========      ===========      ===========      ===========  ===========


  Total Return(4) ..........................       33.92%           17.76%           34.06%            5.75%        7.80%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ......................        1.66%(5)         1.70%(6)         1.88%(6)         2.00%        2.00%(5)

Ratio of Net Investment
Income (Loss) to Average Net Assets ........      (0.18)%(5)        (0.37)%          (0.31)%           0.27%      (0.48)%(5)

Portfolio Turnover Rate ....................          86%             146%             130%             168%          56%

Average Commission Paid per Share
of Equity Security Traded .................. $    0.0039      $    0.0054      $    0.0054      $    0.0040        --(7)

Net Assets, End of Period (in thousands) ... $   848,554      $   626,327      $   377,128      $   114,579  $   111,202

(1)  Six months ended May 31, 1998 (unaudited).

(2)  April 1, 1994 (inception) through November 30, 1994.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.87% and 1.99% for the years ended November 30, 1997 and November 30, 1996, respectively.

(7) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended November 30, 1995.

See Notes to Financial Statements

                                                      www.americancentury.com 41


International Discovery--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED AS INDICATED

                                                                   Advisor Class
                                                                         1998(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period .............................. $      10.10
                                                                    ------------

Income From Investment Operations

  Net Investment Income(2) ........................................         0.02

  Net Realized and Unrealized Gain on Investment Transactions .....         0.66
                                                                    ------------

  Total From Investment Operations ................................         0.68
                                                                    ------------

Net Asset Value, End of Period .................................... $      10.78
                                                                    ============

  Total Return(3) .................................................         6.73%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .................         1.91%(4)

Ratio of Net Investment Income to Average Net Assets ..............         1.74%(4)

Portfolio Turnover Rate ...........................................           86%

Average Commission Paid per Share of Equity Security Traded ....... $       0.0039

Net Assets, End of Period (in thousands) .......................... $     10,719

(1)  April 28, 1998 (commencement of sale) through May 31, 1998 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements


42   1-800-345-2021


International Discovery--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED AS INDICATED


                                                            Institutional Class
                                                                       1998(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ............................ $       8.18
                                                                  ------------

Income From Investment Operations

  Net Investment Income(2) ......................................         0.04

  Net Realized and Unrealized Gain on Investment Transactions ...         2.57
                                                                  ------------

  Total From Investment Operations ..............................         2.61
                                                                  ------------

Net Asset Value, End of Period .................................. $      10.79
                                                                  ============

  Total Return(3) ...............................................        31.91%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...............         1.46%(4)

Ratio of Net Investment Income to Average Net Assets ............         0.86%(4)

Portfolio Turnover Rate .........................................           86%

Average Commission Paid per Share of Equity Security Traded ..... $     0.0039

Net Assets, End of Period (in thousands) ........................ $     62,188

(1)  January 2, 1998 (commencement of sale) through May 31, 1998 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements


                                               www.americancentury.com     43


Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED AS INDICATED

                                                                                  Investor Class
                                                                              1998(1)        1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ................................... $       4.15     $       5.00

Income From Investment Operations

  Net Investment Gain (Loss)(3) ........................................         0.01            (0.01)

  Net Realized and Unrealized Gain (Loss) on Investment Transactions ...         0.09            (0.84)


  Total From Investment Operations .....................................         0.10            (0.85)


Net Asset Value, End of Period ......................................... $       4.25     $       4.15


  Total Return(4) ......................................................         2.41%          (17.00)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ......................         2.00%(5)         2.00%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets ............         0.30%(5)       (0.74)%(5)

Portfolio Turnover Rate ................................................          143%              36%

Average Commission Paid per Share of Equity Security Traded ............ $     0.0006     $     0.0012

Net Assets, End of Period (in thousands) ............................... $     21,570     $     11,830

(1)  Six months ended May 31, 1998 (unaudited).

(2)  September 30, 1997 (inception) through November 30, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements


44   1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Until September 3, 1996, International Growth and International Discovery issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees to purchase shares from American Century.

     Now more share purchases are made by investors through financial intermediaries (who ordinarily are compensated for the additional services they provide), or by very large institutional investors who expect lower costs because of their size. In September 1996, American Century began to offer three classes of shares for International Growth and International Discovery. American Century also offers three classes of shares for Emerging Markets. One class is for investors who still buy directly from American Century, one is for investors who buy through financial intermediaries, and the third is for large institutional customers.

     The original class of shares is called the INVESTOR CLASS. All shares issued and outstanding before September 3, 1996 have been designated as Investor Class shares. Investor Class shares may also be purchased after September 3, 1996. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

     There is also an INSTITUTIONAL CLASS, which is available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the comparatively lower transaction costs on large accounts, the total expense ratio of the Institutional Class shares is 0.20% less than the Investor Class shares.

     The Advisor and Institutional Classes of shares for Emerging Markets had not commenced as of May 31, 1998.

     All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                      www.americancentury.com 45


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Twentieth Century Group offers 10 equity funds that invest in the stocks of growing companies, both domestically and internationally, using our accelerating growth philosophy. This philosophy focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star" manager. We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     INTERNATIONAL GROWTH invests primarily in the equity securities of foreign companies that exhibit accelerating growth. These companies will be located primarily in developed countries.

     INTERNATIONAL DISCOVERY invests primarily in the equity securities of smaller foreign companies that exhibit accelerating growth. Up to one-half of the fund's assets can be in securities of issuers in emerging market countries, with the rest of the portfolio invested in developed economies. The fund may experience greater share price fluctuation and short-term risk than International Growth.

     EMERGING MARKETS invests primarily in the equity securities of companies in emerging market countries that exhibit accelerating growth. The companies may be located or principally traded in emerging market countries, and also may derive a significant portion of their business from emerging market countries. This fund may experience greater share price fluctuation and short-term risk than either International Growth or International Discovery.

     International investing involves special risks, including political instability and economic risk. Investing in emerging markets may accentuate these risks. Historically, share prices of small companies have been more volatile than those of large companies.

HOW CURRENCY RETURNS AFFECT  FUND PERFORMANCE

     For U.S. investors, the total return from international stocks includes the effects of currency fluctuations--the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains and losses are converted into U.S. dollars.

     Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. As a result, the value of your investment could change based solely upon changes in the exchange rates between foreign currencies and the U.S. dollar. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. (The weakened foreign currencies buys fewer dollars.) Conversely, the dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger foreign currency buys more dollars.) In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions, exchange control regulations, currency devaluations and political developments.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets. The best known is the EUROPE, AUSTRALASIA, FAR EAST INDEX (EAFE(reg.tm)), which is a widely followed group of stocks from 20 countries. Within this index are two narrower indices, MSCI EUROPE and MSCI FAR EAST, which measure stock performance in 14 European countries and four Asian countries, respectively.

     The MORGAN STANLEY EMERGING MARKETS FREE INDEX (EMF(reg.tm)) represents the performance of stocks in 26 emerging market countries in Europe, Latin America and the Pacific Basin.


[left margin]

PORTFOLIO MANAGERS

INTERNATIONAL GROWTH
PORTFOLIO MANAGER:     HENRIK STRABO
PORTFOLIO MANAGER:     MARK KOPINSKI

INTERNATIONAL DISCOVERY
PORTFOLIO MANAGER:     HENRIK STRABO
PORTFOLIO MANAGER:     MARK KOPINSKI

EMERGING MARKETS

PORTFOLIO MANAGER:     MARK KOPINSKI
PORTFOLIO MANAGER:     MIKE DONNELLY, CFA


46   1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Financial Highlights on pages 38 through 44.

PORTFOLIO STATISTICS

* EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.


                                                      www.americancentury.com 47


Notes
--------------------------------------------------------------------------------


48   1-800-345-2021


[inside back cover]

[american century logo(reg.sm)]
American
Century(reg.tm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:  1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM

AMERICAN CENTURY MUTUAL FUNDS, INC.


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.

[recycled logo]
   Recycled


[back cover]

[40 Years Logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

American Century Investments                                    BULK RATE
P.O.Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                  AMERICAN CENTURY
www.americancentury.com                                         COMPANIES


9807                             (c)1998 American Century Services Corporation
SH-BKT-12814